[MHM final]
[Translation]

Filed document:	SECURITIES REGISTRATION STATEMENT

To be filed with:	Director of Kanto Local Finance Bureau

Filing Date:	April 6, 2012

Name of the Registrant Fund:	PUTNAM INCOME FUND

Name of and Official Title	Jonathan S. Horwitz
of Representative of the Fund:	Executive Vice President, Treasurer, Principal
Executive Officer and Compliance Liaison

Address of Principal Office:	One Post Office Square, Boston,
Massachusetts 02109, U. S. A.

Name and Title of Registration Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business	Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Name of the Fund Making Public	PUTNAM INCOME FUND
Offering or Sale of Foreign
Investment Fund Securities:

Aggregate Amount of	Up to 3.4 billion U.S. Dollars (approximately
Foreign Investment Fund Securities	Japanese Yen 259.7 billion) for Class M Shares.
to be Publicly Offered or Sold:

Note: For convenience, U.S. Dollars ("U.S.$" or "$") amounts are translated into Japanese Yen ("JPY") at the rate of U.S.$1.00 = JPY 76.38 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot U.S. Dollars by telegraphic transfer against yen on January 31, 2012.

Places where a copy of this Securities
Registration Statement is available
for Public Inspection:	Not applicable.

	PART I.	INFORMATION CONCERNING SECURITIES

1.	NAME OF FUND:	PUTNAM INCOME FUND
(hereinafter referred to as the "Fund")

2.	NATURE OF FOREIGN	Six classes of shares (Class A shares,
	INVESTMENT FUND SECU-	Class B shares, Class C shares, Class M shares,
	RITIES CERTIFICATES:	Class R shares and Class Y shares)
Registered shares without par value
In Japan, only Class M shares (hereinafter
referred to as the "Shares") are publicly offered.
The Shares are an additional offering type
("Tsuikagata"). As to the Shares, there are no
credit ratings that have been provided or made
available for inspection by any credit-rating firm
due to the request from the issuer of the Fund, or
that are to be provided or made available for
inspection by any credit-rating firm due to a
request from the issuer of the Fund.

3.	TOTAL AMOUNT OF	Up to 3.4 billion U.S. Dollars (approximately
	OFFERING PRICE:	JPY 259.7 billion) for Class M Shares.

Note 1: For convenience, U.S. Dollar amounts are translated at the rate of $1.00= JPY 76.38 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot U.S. Dollars by telegraphic transfer against Japanese Yen on January 31, 2012). The same applies hereinafter, unless otherwise indicated.

Note 2: In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, there are cases in which Japanese Yen figures for the same information differ from each other.

4.	ISSUE PRICE:	The net asset value per Share (the "Net Asset
Value") next calculated on a Fund Business Day
after the application for purchase is received by
the Fund (the "Issue Price").

Note: A "Fund Business Day" means a day on which the New York Stock Exchange is open for business.

The Issue Price may be applicable at the PLACE
OF SUBSCRIPTION described in Item 8 below.

5.	SALES CHARGE:	The public offering price means the amount
calculated by dividing the net asset value by (1-
0.0325), and rounding to three decimal places.
The sales charge in Japan shall be 3% of the
amount obtained by deduction of the amount
equivalent to 3.15% (3% after tax deduction) of
the public offering price from such price
(hereinafter referred to as the "Sales Price").
Any amount of the Sales Price that is over the
net asset value shall be retained by Putnam
Retail Management Limited Partnership (the
"Principal Underwriter"), principal underwriter
of the Fund.

6.	MINIMUM AMOUNT OR	The minimum amount for purchase of Shares
	NUMBER OF SHARES	is 200 shares. Shares may be purchased in
	FOR SUBSCRIPTION:	integral multiples of 100 shares.

7.	PERIOD OF SUBSCRIPTION:	From:	April 7, 2012 (Saturday)
		To:	April 8, 2013 (Monday)
Provided that the subscription is handled only on
a Fund Business Day that is also a business day
when financial instruments firms are open for
business in Japan.

(Note) Period of subscription is renewed by submitting Securities Registration Statements by the end of the offering period.

8.	PLACE OF SUBSCRIPTION:	Mizuho Investors Securities Co., Ltd.
(hereinafter referred to as "Mizuho Investors" or
"Distributor")
Shibusawa City Kakigara-cho, 10-30,
Nihonbashi-Kakigara-cho 2-chome, Chuo-ku,
Tokyo

Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned Distributor.

9.	DATE	Investors shall pay the Issue Price and Sales

	OF PAYMENT:	Charge to the Distributor within 4 business days
in Japan from the day when the Distributor
confirms the execution of the order (the "Trade
Day").
The total issue price for each date of
subscription (the "Application Day") will be
transferred by the Distributor to the account of
the Principal Underwriter within 3 Fund
Business Days (hereinafter referred to as
"Payment Date") from (and including) the
Application Day.

10.	PLACE OF PAYMENT:	Mizuho Investors:
Shibusawa City Kakigara-cho, 10-30,
Nihonbashi-Kakigara -cho 2-chome, Chuo-ku,
Tokyo

11. MATTERS CONCERNING THE TRANSFER AGENCY:

Not applicable.

12. MISCELLANEOUS:

(a) DEPOSIT FOR SUBSCRIPTION: None.

(b) OUTLINE OF UNDERWRITING, ETC.:

(i) The Distributor undertakes to make a public offering of the Shares in accordance with an agreement dated 18th August, 1997 with the Principal Underwriter in connection with the sale of the Shares in Japan.

(ii) During the public offering period, the Distributor will execute or forward purchase orders and repurchase requests for the Shares received directly or indirectly through other Sales Handling Companies (hereinafter referred to, together with Distributor, as "Sales Handling Companies") to the Fund.

Note: "Sales Handling Company" means a financial instruments firm and/or registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of units of the Fund, acts as agent for a distributor for subscription or redemption of shares from investors and subscription money from investors or payment of redemption proceeds to investors, etc.

(iii) The Fund has appointed the Distributor as the Agent Company (the "Agent Company") in Japan.

Note: "The Agent Company" shall mean a company which, under a contract made with a foreign issuer or a local underwriter of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and Sales Handling Companies rendering such other services.

(c) Method of Subscription:

Investors who subscribe to Shares shall enter into an agreement with the Sales Handling Companies concerning transactions of foreign securities. The Sales Handling Companies shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (collectively the "Account Contract") and the investors shall submit to the Sales Handling Companies an application requesting the opening of a transactions account under the Account Contract. The subscription amount shall be paid in yen in principal and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Sales Handling Companies.

The subscription amount shall be paid in U.S. Dollars to the account of the Principal Underwriter, by the Distributor on the Payment Date.

(d) PAST PERFORMANCE

The performance information below gives some indication of the risks associated with an investment in the Fund by showing the Fund's performance year-to-year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Investors should remember that past performance is not necessarily an indication of future results.

Monthly performance figures for the Fund are available at Putnam.com.

* Best calendar quarter (Q2 2009), 14.60%.

* Worst calendar quarter (Q4 2008), -14.44%.

Average Annual Total Returns after sales charges (for periods ending 12/31/2011)

	Past 1 year	Past 5 years	Past 10 years

Class M	1.47%	5.80%	5.13%

Barclays Capital U.S. Aggregate Bond Index
(no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%

(e) COSTS ASSOCIATED WITH AN INVESTOR'S INVESTMENT

Maximum sales charges and redemption fees (fees paid directly from an investor's investment)

The following table describes the fees and expenses investors may pay if they buy and hold shares of the Fund. An investor may qualify for sales charge discounts if the investor and the investor's family invest, or agree to invest in the future, at least $100,000 in class A shares (not available in Japan) or $50,000 in class M shares of Putnam funds.

Shareholder Fees (fees paid directly from an investor's investment)

Class M

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the
offering price)	3.25%*

Maximum Deferred Sales Charge (Load) (as a percentage of the original
purchase price or redemption proceeds, whichever is lower)	NONE**

* The sales charge in Japan shall be 3% of the amount obtained by deduction of the amount equivalent to 3.15% (3% after tax deduction) of the public offering price from such price.

** A deferred sales charge of 0.40% on class M shares may apply only to certain redemptions of shares bought with no initial sales charge outside of Japan.

Annual Fund Operating Expenses (expenses investors pay each year as a percentage of the value of their investment)

		Distribution		Total Annual
	Management	& Service	Other	Fund Operating
	Fees	12b-1 Fees	Expenses	Expenses

Class M	0.40%	0.50%	0.22%	1.12%

(f) EXAMPLE

The following hypothetical example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that an investor invests $10,000 in the Fund for the time periods indicated and then, redeems or holds all the investor's shares at the end of those periods. It assumes a 5% return on an investor's investment each year and that the Fund's operating expenses remain the same. An investor's actual costs may be higher or lower.

	1 year	3 years	5 years	10 years

Class M	$435	$669	$922	$1,644

(g) PORTFOLIO TURNOVER

The Fund pays transaction-related costs when it buys and sells securities (or "turns over" its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect Fund performance. The Fund’s turnover rate in the most recent fiscal year was 339%.

(h) Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

PART II. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(1) Objectives and Basic Nature of the Fund:

(i) Form of the Fund:

Putnam Income Fund (the "Fund") is a Massachusetts business trust organized on August 13, 1982 as the successor to The Putnam Income Fund, Inc., a Massachusetts corporation organized on October 13, 1954. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end diversified, management investment company with an unlimited number of authorized shares of beneficial interest which may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees of the Fund (the "Trustee") determine. Only the Fund's class M shares are currently offered in Japan. The Fund also offers other classes of shares with different sales charges and expenses in the United States of America. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds after providing the recordholder of these fund shares with at least 60 days notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future investors.

No limitation is set to the amount of the trust money.

(Note) The Putnam Funds' Board of Trustees oversees the general conduct of the Fund's business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds' Board of Trustees are independent, which means they are not officers of the Fund or affiliated with Putnam Investment Management, LLC (the "Investment Management Company").

(ii) Objectives and Basic Nature of the Fund:

GOAL

The Fund seeks high current income consistent with what the Investment Management Company believes to be prudent risk.

INVESTMENTS

The Fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. Dollars, are either investment-grade or below-investment-grade (sometimes referred to as "junk bonds"), and have intermediate to long-term maturities (three years or longer).

The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Fund may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

RISKS

It is important to understand that investors can lose money by investing in the Fund.

The prices of bonds in the Fund's portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. The risks associated with bond investments include interest rate risk, which means the prices of the Fund's investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the Fund's investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds and credit risk is generally greater for below-investment-grade bonds (a significant part of the Fund's investments). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The Investment Management Company may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with the less attractive terms and yields. The Investment Management Company's use of derivatives may increase these risks by, for example, increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and potential failure of the other party to the instrument to meet its obligations.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2) History of the Fund:

October 13, 1954:	Organization of the Fund as a Massachusetts
corporation.

August 13, 1982:	Organization of the Fund as a Massachusetts business
trust. Adoption of the Agreement and Declaration of
Trust.

April 7, 1989:	Adoption of the Amended and Restated Agreement and
Declaration of Trust.

(3) Structure of the Fund

(i) Structure of the Fund

Fund
Putnam Income Fund
Trustees
(Agreement and Declaration of Trust)
Investor Servicing Agreement
Investor Servicing Agent
Putnam Investor Services, Inc.
(acts as investor servicing agent of the Fund)
Distribution Agreement
Principal Underwriter
Putnam Retail Management Limited Partnership
(acts as distributor)
Master Custodian Agreement
Agent Company Agreement
Custodian
Sub-Accounting Agent
Japan Dealer Sales Contract
Management Contract
State Street Bank and Trust Company
(acts as custodian and sub-accounting agent of the Fund)
Distributor in Japan
Agent Company
Mizuho Investors Securities Co., Ltd.
(forwarding of sales and repurchases of the Shares of the Fund in Japan and rendering of service as agent company)
Master Sub-Accounting Services Agreement
Investment Management Company
Putnam Investment Management, LLC
(acts as investment manager of the Fund and investment adviser concerning the Fund's assets)
Sub-Management Contract
Sub-Investment Management Company
Putnam Investments Limited
(may act as investment adviser concerning a portion of the Fund's assets)

(ii) The name, Role in Management of the Fund and Outline of Agreements of Affiliated Parties of the Investment Management Company and the Fund:

Name	Role in Management of	Outline of Agreements of Affiliated
	the Fund	Parties

Putnam Investment	Investment	The Management Contract (Note 1)
Management, LLC	Management Company	dated January 1, 2010 between the
Fund and the Investment
Management Company provides for
investment management services to
the Fund.

Putnam	Sub-Investment	The Sub-Management Contract (Note 2)
Investments	Management Company	dated as of May 15, 2008 between the
Limited		Investment Management Company
and the Sub-Investment Management
Company provides for the
sub-investment manager to manage a
portion of the Fund's assets.

Putnam Investor	Investor Servicing	Investor Servicing Agreement (Note 3)
Services, Inc.	Agent	dated January 1, 2009 with the Fund
provides for investor services to the
Fund.

State Street Bank	Custodian and	Master Custodian Agreement (Note 4)
and Trust Company	Sub-Accounting Agent	dated January 1, 2007 with the Fund
provides for the custodial services to
the Fund.
Master Sub-Accounting Services
Agreement (Note 5) dated January 1,
2007 with the Investment
Management Company provides the
sub-accounting services for the Fund.

Putnam Retail	Principal Underwriter	Distributor's Contract dated August
Management		3, 2007 with the Fund provides for
Limited Partnership		underwriting services of the Fund's
("Putnam Retail		shares.
Management")

Mizuho Investors	Agent Company	Agent Company Agreement (Note 6)
Securities Co., Ltd.	Distributor in Japan	dated July 23, 1997 with the Fund
(the "Distributor")		provides the agent company services
in Japan.
Japan Dealer Sales Contract (Note 7)
dated August 18, 1997 with the
Principal Underwriter provides the
forwarding of sales and repurchases
in Japan for the Fund.

(Note 1) The "Management Contract" shall mean an agreement by which the Investment Management Company agrees to furnish continuously an investment program for the Fund, and to manage, supervise and conduct the other affairs and business of the Fund in compliance with the provisions of the Agreement and the Declaration of Trust and the By-Laws of the Fund and its stated investment objectives, policies and restrictions.

(Note 2) The "Sub-Management Contract" is an agreement by which the Sub-Investment Management Company agrees to provide investment advisory services for a portion of the Fund's assets as determined from time to time by Investment Management Company.

(Note 3) The "Investor Servicing Agreement" is an agreement by which the Investor Servicing Agent agrees to provide investor servicing agent functions to the Fund.

(Note 4) The "Master Custodian Agreement" in an agreement by which the Custodian provides services for the Fund's assets such as custody, delivery and registration of the securities, funds and other property owned by the Fund.

(Note 5) The "Master Sub-Accounting Services Agreement" is an agreement by which the Sub-Accounting Agent agrees to provide sub-accounting agent functions to the Fund.

(Note 6) The "Agent Company Agreement" shall mean an agreement that the Agent Company in Japan, which was appointed by the Fund, agrees to distribute the prospectuses to the Sales Handling Companies regarding the shares of the Fund, publish the net asset value per share, and distribute the documents such as the management reports, etc. in accordance with the provisions of the applicable laws and regulations of Japan and/or the rules of the Japan Securities Dealers' Association.

(Note 7) The "Japan Dealer Sales Contract" shall mean an agreement that the Distributor in Japan agrees to sell the shares delivered by the Investment Management Company for the purpose of public offering in Japan in accordance with the provisions of the applicable laws and regulations of Japan and the prospectus.

(iii) Outline of the Fund and the Investment Management Company

A. Fund

(A) Law of Place of Incorporation

The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on August 13, 1982 as the successor to The Putnam Income Fund, Inc., a Massachusetts corporation formed on October 13, 1954.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Fund is an open-end, diversified management company under the Investment Company Act of 1940, as amended (the "1940 Act").

(B) Purpose of the Fund

The purpose of the Fund is to provide investors with a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

(C) Amount of Capital Stock

Not applicable.

(D) History of the Fund

October 13, 1954:	Organization of the Fund as a Massachusetts
corporation.

August 13, 1982:	Organization of the Fund as a Massachusetts business
trust. Adoption of the Agreement and Declaration of
Trust.

April 7, 1989:	Adoption of the Amended and Restated Agreement and
Declaration of Trust.

(E) Information Concerning Major Shareholders

Not applicable.

B. Putnam Investment Management, LLC (the "Investment Management Company")

(A) Law of Place of Incorporation

The Investment Management Company was established on November 29, 2000. The Investment Management Company is a limited liability company organized under the Law of the State of Delaware, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues or promulgates analyses or reports concerning securities. Investment advisers under the Investment Advisers Act of 1940 may not conduct their business unless they are registered with the Securities and Exchange Commission (the "SEC").

The Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

(B) Purpose of the Company

The Investment Management Company's primary business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(C) Amount of Capital Stock

1. Amount of Member's Equity (as of the end of January, 2012): $141,392,562 (approximately JPY 10.8 billion) †

† Unaudited.

2. Amount of Member's Equity (for the past five years):

Amount of
Year	Member's Equity

End of 2007	$116,796,876
End of 2008	$58,526,939
End of 2009	$69,079,977
End of 2010	$82,851,104
End of 2011	$142,919,162†

† Unaudited.

(D) History of the Company

The Investment Management Company is one of America's oldest and largest money management firms. The Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. The firm serves as the Investment Management Company for the funds in the Putnam family, with mutual fund assets of approximately $61.6 billion in aggregate net asset value and nearly 5 million shareholder accounts at January 31, 2012. An affiliate of the Investment Management Company, The Putnam Advisory Company, LLC, manages non-U.S. and U.S. institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Investments Limited, provides a full range of international advisory services to institutional and retail clients. Another affiliate, Putnam Investor Services, Inc., provides shareholder services to the Putnam funds.

Total assets under management of Putnam entities, including mutual funds and other clients, are over US$121 billion as of the end of January, 2012.

Putnam Investment Management, LLC, Putnam Retail Management, Putnam Investment Limited and Putnam Investor Services, Inc. are subsidiaries of Putnam Investments LLC, which is located at One Post Office Square, Boston, Massachusetts 02109 and, of which a majority is owned through a series of subsidiaries by Great-West Lifeco, Inc., a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.

(E) Information Concerning Major Stockholders

As of the end of January, 2012, all the outstanding interests of the Investment Management Company were owned by Putnam Investments LLC. See subsection (D) above.

(4) Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended (the "1933 Act"), and certain state securities laws.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the United States:

(A) Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts:

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of The Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of The Commonwealth on or before June 1, a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

(B) Investment Company Act of 1940:

The 1940 Act, in general, requires investment companies to register as such with the SEC, and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

(C) Securities Act of 1933:

The 1933 Act, regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

(D) Securities Exchange Act of 1934:

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

(E) The U.S. Internal Revenue Code of 1986:

The Fund has elected and intends to qualify each year as a "regulated investment company" under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code") for U.S. federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of U.S. federal income taxes on income and gains it timely distributes to shareholders in the form of dividends.

(F) Other laws:

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

(5) Outline of Disclosure System:

(A) Disclosure in United States of America:

(i) Disclosure to shareholders

In accordance with the 1940 Act, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the 1940 Act.

(B) Disclosure in Japan:

(i) Disclosure to the Supervisory Authority:

(a) Disclosure Required under the Financial Instruments and Exchange Law:

When the Fund intends to offer the Shares amounting to more than a certain amount in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements. The said documents are made available for public inspection for investors and any other persons who desire through the electronic disclosure system regarding disclosure materials such as annual securities reports, etc. pursuant to the Financial Instruments and Exchange Law of Japan ("EDINET"), etc.

The Sales Handling Companies of the Shares shall deliver to the investors the "Prospectuses to be delivered" (the prospectuses to be delivered in advance or at once in accordance with the provisions of the Financial Instrument and Exchange Law) the "Prospectuses to be delivered" (the prospectuses to be delivered in advance or at once in accordance with the provisions of the Financial Instrument and Exchange Law). In case of the investors' request, they shall deliver to the investors the "Prospectuses to be delivered if requested" (the prospectuses to be delivered if requested in accordance with the provisions of the Financial Instrument and Exchange Law). For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance or EDINET, etc.

(b) Notifications, etc. under the Law Concerning Investment Trusts and Investment Corporations

Prior to offering of Shares for sale, the Fund must file in advance the prescribed matters on the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Corporations (the Law No.198, 1951) (hereinafter referred to as the "Investment Trusts Law"). In addition, if the Fund amends the Agreement and the Declaration of the Trust of the Fund, or in certain other prescribed cases, the Fund must file in advance the contents of such amendment and the reasons therefor, etc. with the Commissioner of Financial Services Agency. Further, the Fund must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

(ii) Disclosure to Japanese Shareholders:

If the Fund intends to make any amendment to the Agreement and Declaration of Trust of the Fund and the amendment is significant or in certain other prescribed cases, the Fund shall provide in advance a written notice of such amendment and the reasons therefor, etc. to all Japanese Shareholders known to the Sales Handling Companies in Japan.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Fund, through the Sales Handling Companies.

The above-described Management Report on the Fund will be sent to the shareholders known in Japan.

(6) Outline of the Supervisory Authority:

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC with broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

2. INVESTMENT POLICY

(1) Basic Policy for Investment:

This section contains greater detail on the Fund's main investment strategies. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. The Investment Management

Company pursues the Fund's goal by investing mainly in bonds that are securitized debt instruments and other government and corporate obligations.

(2) Objectives of Investment:

INVESTMENTS

The Fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade (sometimes referred to as "junk bonds"), and have intermediate to long-term maturities (three years or longer). The Investment Management Company may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Fund may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

(3) Management Structure of the Fund:

As shareholders of a mutual fund, investors have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds' Board of Trustees oversees the general conduct of the Fund's business and represents the interests of Fund shareholders. At least 75% of the members of the Putnam Funds' Board of Trustees are independent, which means they are not officers of the Fund or affiliated with the Investment Management Company.

The Trustees periodically review the Fund's investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to the Investment Management Company and its affiliates for providing or overseeing these services, as well as the overall level of the Fund's operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of the Investment Management Company and its affiliates.

The Trustees have retained the Investment Management Company, which has managed mutual funds since 1937, to be the Fund's investment manager, responsible for making investment decisions for the Fund and managing the Fund's other affairs and business.

The Investment Management Company is ultimately managed by its managing member. The Sub-Investment Management Company is ultimately managed by its Board of Directors which is elected by its shareholders.

The basis for the Trustees' approval of the Fund's management contract and the sub-management contract described below is discussed in the Fund's annual report to shareholders dated October 31, 2011 and filed with the SEC.

The Investment Management Company has retained its affiliate Putnam Investments Limited ("Sub-Investment Management Company") to make investment decisions for such Fund assets as may be designated from time to time for its management by the Investment Management Company. The Investment Management Company (and not the Fund) will pay a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.40% of the average aggregate net asset value of any Fund assets managed by the Sub-Investment Management Company. The Sub-Investment Management Company, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57-59 St James's Street, London, England, SW1A 1LD.

Pursuant to this arrangement, investment professionals who are based in non-U.S. jurisdictions may serve as portfolio managers of the Fund or provide other investment services, consistent with local regulations.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and numerous on-site visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

Portfolio managers.

The officers of the Investment Management Company identified below are primarily responsible for the day-to-day management of the Fund's portfolio.

Portfolio	Joined
Managers	Fund	Employer	Positions Over Past Five Years

Michael V.	2007	The Investment Management	Co-Head, Fixed Income
Salm		Company	Previously, Team Leader, Liquid Markets
		1997-Present

Daniel S.	2011	The Investment Management	Portfolio Manager
Choquette		Company	Previously, Investment Strategies and Mortgage
		2002-Present	Specialist

Brett S.	2011	The Investment Management	Portfolio Manager
Kozlowski		Company	Previously, Structured Credit Specialist
		2008-Present
		Fidelity Investments	Portfolio Manager
		2006-2008

Kevin F.	2005	The Investment Management	Portfolio Manager
Murphy		Company	Previously, Team Leader, High Grade Credit and
		1999-Present	Emerging Markets Debt; Investment Strategist

Raman	2005	The Investment Management	Portfolio Manager
Srivastava		Company	Previously, Team Leader, Portfolio Construction
		1999-Present

(Note) The above information is as of the end of February 2012, and may change in the future.

Ownership of securities

The dollar range of shares of the Fund owned by each portfolio manager at the end of the Fund's last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio Managers	Dollar range of shares owned

Michael V. Salm	$0

Daniel S. Choquette	$0

Brett S. Kozlowski	$0

Kevin F. Murphy	$100,001 - $500,000

Raman Srivastava	$100,001 - $500,000

Compensation of portfolio managers.

The Investment Management Company's goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3 year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of the Investment Management Company as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For the Fund, the Investment Management Company evaluates performance based on the Fund's peer ranking in the Lipper Corporate Debt Funds A Rated Category, which is based on pre-tax performance.

Structure of Fund Management:

As described above, the Fund will invest mainly in bonds denominated in U.S. dollars. The Investment Management Company shall faithfully carry out the stated investment objectives of the Fund. In accordance with the 1940 Act, the Fund has "fundamental" investment restrictions governing certain of its investment practices, as described below.

(a) Investment Team

At the Investment Management Company, a fixed-income team of about 70 investment professionals is organized into specialized sector teams and integrated research teams with a centralized portfolio construction and risk management platform.

(b) Investment Process

Investment Philosophy

The Core Fixed Income Team (the "Team") believes that fixed income markets are inefficient at pricing the risk of various securities, and that active management can add value to client portfolios by exploiting these inefficiencies through the disciplined and systematic application of a well-defined, robust investment process. Such a process, in the Team's view, is characterized by multiple sources of potential excess return, inherent risk controls, and a broad investment universe taking advantage of the entire opportunity set available. This is intended to ensure that the Team's investment process does not become overly reliant on any one particular strategy or opportunity that may only be sporadically available or effective. In addition, this approach seeks to provide the Team with the flexibility to isolate only the most attractive sources of excess return in the marketplace at any given time.

The Team's investment philosophy is based on the following premises:

► Active Management succeeds through the identification and exploitation of market inefficiencies and in particular understanding the reasons for the inefficiencies.

► Exploiting the Full Opportunity Set - The Team believes exploitable inefficiencies exist in all areas of the fixed income markets and looks to take advantage of all of them. Furthermore, the Team believes that the greatest opportunities occur in security selection, especially in the newer or more complex market segments. The Team believes that it has a particular advantage in these areas as few active managers put the same focus on these opportunities for their sources of returns.

► Disciplined, Diverse Set of Decisions - The Team believes identification of inefficiencies is difficult, takes discipline, and can never be guaranteed in an individual case. The Team believes that diversification will provide it with consistent returns where its skill is applied; a disciplined approach it believes will ensure that such results are repeatable.

► Dedicated Sector Specialist Teams - Understanding the dynamics of fixed income markets and individual securities is a complex, technical area with vast volumes of information. The Team believes that opportunities are most effectively exploited by dedicated sector specialist teams, built with industry veterans possessing complementary skill sets and using next-generation analytical techniques and tools.

► Robust Research Capabilities - A broad research platform is required to exploit the opportunities available in the marketplace. The Team's analysis of the market is based upon fundamental, macroeconomic, and quantitative research. Research is focused on developing both a top-down view of broader market performance and a bottom-up outlook for individual securities. Each strategy employed in the portfolio may depend upon a different blend of these types of research; therefore strong capabilities are required in each area.

Central to the Team's investment philosophy is that it uses the full opportunity set in searching for the most attractive investments from a risk/return perspective. As such, the Team is agnostic in its approach to investing and seeks to be not overly reliant on one source of alpha. In support of this approach, the Team has built strong sub-teams in global rates, structured and securitized, and credit which it believes will allow it to outperform in market environments where any specific sector is in or out of favor. The Team's portfolios are intended to be constructed without embedded structural sector biases that could cause a drag on portfolio performance in any specific market environment. The Team believes it is positioned to take advantage of whatever opportunity the market presents, and to adjust its alpha sources accordingly.

Summary Investment Process

Generating alpha is where the skill of the Investment Management Company's over 70-member Team is applied, and what the Team is compensated for. Regardless of risk/return levels, liability benchmarks, or guideline constraints, the Team's mission is the relentless pursuit of the broadest possible range of independent strategies.

The Team employs a bottom-up approach to identify and capture security specific idiosyncratic risk in the Fund. Investment strategies access all areas of the U.S. investment-grade fixed income market, including Treasuries and Agencies, credit, and securitized (MBS, ABS, CMBS, CMO). In addition to security selection and sub-sector allocation, the Team employs duration and yield curve strategies (term structure), as a separate uncorrelated source of excess return.

The Team's Sector Specialists scour these areas of the market searching for mispriced (undervalued) securities. It is the extent to which these bonds are undervalued relative to their sectors that the Team seeks to capture in the Fund (i.e. the idiosyncratic risk of the security), not sector, or interest rate risk. Derivatives, such as futures or swaps, are employed to help eliminate these risks. This process is repeated on a large scale, upwards of 80-100 times, across all sectors of the market, resulting in what the Team believes is a diversified portfolio of independent alpha sources.

The Team's dedicated Portfolio Construction group determines the optimum way to combine these alpha strategies in a systematic and objective fashion using its proprietary global risk system (a covariance matrix of common factors and security specific risk that serve as the basis for forecasting the return volatility of a set of securities). Security weights are set to the highest information ratio possible (typically at least 1.0), and are sized so that no one strategy or macro theme should dominate the risk profile of the portfolio.

Allocating risk to specific strategies is a dynamic process and a function of the types of strategies being uncovered by the Team's Sector Specialists. At any given time the Fund may be running upwards of 80-100 different alpha generating strategies, which are sized according to the distribution of potential returns and the Team's conviction in the strategy. Depending on the current market environment and the opportunities available, the mix of strategies employed in the Fund can change significantly. The Team does not establish static or target risk allocations as part of a top-down analysis of the markets and sectors and allocate risk to these targets. Rather, the risk budgeting process is based on bottom-up analysis of specific strategies, looking at historical volatilities and correlations in conjunction with the other strategies in the portfolio to establish active weights that reflect the Team's conviction in the strategy as well as an understanding of all potential risks.

The Fund utilizes a bottom-up driven investment process that seeks to take advantage of the full opportunity set within the U.S. investment-grade fixed income market, as shown in the graphic below, taking full account of the specialized sector expertise of the Investment Management Company's over 70 member Team. There are approximately 10,000 securities available in the Fund's investable universe.

Emerging Markets Debt
Currency
Euro High Yield
Macro Research
Term Structure
Country
U.S. High Yield
Liquidity
Convertible Bonds
Credit
Portfolio construction
Term Structure
Bank Loans
Agency/Govt
Prepayments
Investment-Grade Corporates
Volatility
MBS PT, CMO, Derivatives
Non-Agency RMBS
ABS/CMBS

(c) Management of Fund Business

Investment Division
Risk and Portfolio Analysis group
Performance and Analytics Team
Legal and Compliance Division
Chief of Operations
Senior Management
Internal and External Inspections

Performance and Analytics Team

Independently from the Investment Division, the Performance and Analytics Team measures the Fund's performance, and reports to the Chief of Operations.

Legal and Compliance Division

Independently from the Investment Division, the Legal and Compliance Division monitors portfolio holdings, trading compliance and Fund investment restriction compliance. These matters are monitored and resolved according to the Investment Management Company's broad-based compliance policies and procedures and applicable legal requirements. The Legal and Compliance Division reports directly to senior management, and not to the Investment Division or other business divisions.

Risk and Portfolio Analysis Group

The Investment Management Company has also established an independent Risk and Portfolio Analysis Group ("RPAG"). RPAG is part of the Investment Division and is charged with identifying, monitoring, and assessing risk factors and contracts across the Investment Management Company's investment activities. RPAG and its head do not have direct responsibility for the management of client portfolios. This organizational structure is intended to facilitate an unbiased assessment of risk.

Internal and External Inspections

Various aspects of the operations of the Investment Management Company, including its management of the Fund, are included in the scope of internal audits performed by the Investment Management Company's internal audit function, which conducts a broad spectrum of audits developed using a risk-based approach. The internal audit function tracks and tests the remediation of its recommendations, and provides reports to Senior Management. In addition, various aspects of the internal control environment of the Investment Management Company and its affiliates are subject to review by a third-party audit firm on a periodic basis.

As noted above, the Investment Management Company's business operations (including not only investment compliance, but other key areas such as distribution/sales and operations), are subject to ongoing monitoring by the Investment Management Company's Legal and Compliance Division, which consists of a variety of sub-groups covering different areas of the business. The Investment Management Company is further subject to regulation and inspection by the SEC.

All employees of the Investment Management Company are bound by the Investment Management Company's Code of Ethics, which includes certain restrictions on personal investing and disclosure requirements. Additional requirements under the Code of Ethics apply to investment professionals of the Investment Management Company. Compliance with the Code of Ethics is monitored on an ongoing basis by the Legal and Compliance Division. Oversight of third parties

Service providers of the Fund (including the Investor Servicing Agent, the Custodian and Sub-Accounting Agent, and the Principal Underwriter) as described in "1. Nature of the Fund, (3) Structure of the Fund" above, are monitored by the Investment Management Company, through each contract with the relevant service provider. These contracts may be terminated under certain circumstances. (Because the Principal Underwriter and Investor Servicing Agent are affiliates of the Investment Management Company, they are subject to the same control and compliance environment as the Investment Management Company and are not third-party service providers.)

The Investment Management Company seeks to monitor the level of service provided to the Fund by third-party providers in the first instance through ongoing contacts between Operations professionals of the Investment Management Company and the relevant service providers.

(4) Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains at least annually. Typically, the payment of distributions to Japanese investors will be made around the end of each month by the Distributor.

(Note) The above statement will not guarantee the payment of future distributions, if any, or the amount thereof.

(5) Restrictions on Investment:

Except for the investment restrictions designated as fundamental below, the investment restrictions described in this Securities Registration Statement and the Japanese prospectus are not fundamental investment restrictions. The Trustees may change any non-fundamental restrictions without shareholder approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(a) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(b) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(c) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made. (Note)

(d) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(e) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(f) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign currency exchange transactions and other financial transactions not involving physical commodities.

(g) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain U.S. federal securities laws.

(h) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

(Note) So long as shares of the Fund are being offered for sale by the Fund in Japan, the Fund may not borrow money in excess of 10% of the value of its total assets.

The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

For purposes of the Fund's fundamental policy on industry concentration ((h) above), the Investment Management Company determines the appropriate industry categories and assigns issuers to them. Industry categories and issuer assignments may change over time in the Investment Management Company's discretion and may differ from those shown in shareholder reports and other communications.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(I) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

(II) The Fund will not issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

In addition, so long as shares of the Fund are being offered for sale by the Fund in Japan, the Fund has undertaken to the Japanese Securities Dealers Association that the Fund will not:

a) invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the U.S. National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

b) borrow money in excess of 10% of the value of its total assets;

c) make short sales of securities in excess of the Fund's net asset value; and

d) together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also, in connection with the Fund's offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund's status as a "bond investment trust" under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (I)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

3. INVESTMENT RISKS:

(1) Risk Factors:

A description of the risks associated with the Fund's main investment strategies follows:

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

In evaluating the potential performance of an investment in the Fund, investors may find it useful to compare the Fund's current dividend rate with its "yield," which is computed on a yield-to-maturity basis in accordance with Securities and Exchange Commission (SEC) regulations and which reflects amortization of market premiums.

Some investments give the issuer the option to call or redeem an investment before their maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore the Fund might not benefit from any increase in value as a result of declining interest rates.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The Fund invests mostly in investment-grade investments. These are rated at least BBB or its equivalent by a U.S. nationally recognized securities rating agency, or are unrated investments the Investment Management Company believes are of comparable quality. The Fund may also invest in securities rated below investment grade. However, the Fund will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or in unrated securities that the Investment Management Company believes are of comparable quality. The Fund will not necessarily sell an investment if its rating is reduced after the Fund buys it.

Investments rated below BBB or its equivalent are below investment-grade (sometimes referred to as "junk bonds"). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for the Fund to sell the investments at prices approximating the values the Fund had previously placed on them.

Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although the Investment Management Company considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Investment Management Company's success in achieving the Fund's investment objective may depend more on its own credit analysis when the Investment Management Company buys lower quality bonds than when it buys higher quality bonds. The Fund may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Such investments may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

Non-U.S. investments. The Fund may invest in U.S. dollar-denominated fixed-income securities of non-U.S. issuers, although non-U.S. investments do not represent a primary focus of the Fund. Non-U.S. investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means the Investment Management Company may at times be unable to sell them at desirable prices. Non-U.S. settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S. companies that are traded in non-U.S. markets, or investments in U.S. companies that have significant non-U.S. operations.

Derivatives. The Fund may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Fund may make use of "short" derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Fund may use derivatives both for hedging and non-hedging purposes. For example, the Fund may use derivatives to increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or outside the United States) or as a substitute for a direct investment in the securities of one or more issuers. However, the Investment Management Company may also choose not to use derivatives, based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company's ability to manage these sophisticated instruments. Some derivatives are "leveraged", which means that they provide the Fund with investment exposure greater than the value of the Fund's investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

Other risks associated with the Fund's investments:

Mortgage-backed and Asset-backed Securities. Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities ("ARMs"), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The Fund may also invest in "hybrid" ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities.

Conversely, principal only or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time. The Fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of U.S. state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Risk factors in options transactions. The successful use of the Fund's options strategies depends on the ability of the Investment Management Company to forecast correctly interest rate and market movements. For example, if the Fund were to write a call option based on the Investment Management Company's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Investment Management Company's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Investment Management Company deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. For example, if the Fund is unable to purchase a security underlying a put option it had purchased, the Fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Non-U.S.-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various non-U.S. countries, and because different holidays are observed in different countries, non-U.S. options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the Fund and assets held to cover OTC options written by the Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund's ability to invest in illiquid securities. The Fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

Securities loans. The Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities. The Fund may pay fees in connection with arranging loans of its portfolio securities.

Other investments. In addition to the main investment strategies described above, the Investment Management Company may make other types of investments, such as investments in hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws. The Fund may also loan its portfolio securities to earn income. These practices may be subject to other risks.

Alternative strategies. At times the Investment Management Company may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of Fund shareholders. The Investment Management Company then may temporarily invest some or all of the Fund's assets using alternative strategies that are mainly designed to limit losses. However, the Investment Management Company may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies. The Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Portfolio turnover rate. The Fund's portfolio turnover rate measures how frequently the Fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the Fund sold and replaced securities valued at 100% of the Fund's assets within a one-year period. From time to time the Fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

(2) Management Structure for the Risks:

The Investment Management Company builds risk management into the investment process. The Chief Investment Officer has established a regularly scheduled Risk Meeting which is attended by senior investment professionals representing asset classes across the complex. Members of the Risk & Portfolio

Analysis Group attend the Risk Meeting which occurs 1-2 times per month. The purpose of the meeting is to discuss relevant issues regarding risk exposures and investment processes. The forum provides an opportunity for senior investment leaders to raise concerns and facilitate communication of issues across product groups that may warrant further attention.

4. FEES AND TAXES

(1) Sales Charge:

(a) Sales Charge overseas (U.S.A.):

Class M shares

- Initial sales charge of up to 3.25%

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except that a deferred sales charge of 0.40% may be imposed on certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than class B or C shares (not offered in Japan) because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

- Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (not available in Japan) (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Initial sales charges for class M shares

	Class M sales charge
	as a percentage of*:

Amount of purchase	Net amount	Offering
at offering price ($)	invested	price **

Under 50,000	3.36%	3.25%
50,000 but under 100,000	2.30	2.25
100,000 but under 250,000	1.27	1.25
250,000 but under 500,000	1.01	1.00
500,000 and above	None	None

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges paid may be more or less than these percentages.

** Offering price includes sales charge.

The Fund offers two principal ways for investors to qualify for discounts on initial sales charges on class A (not offered in Japan) and class M shares, often referred to as "breakpoint discounts:"

• Right of Accumulation. Investors can add the amount of their current purchases of class A (not offered in Japan) or class M shares of the Fund and other Putnam funds to the value of their existing accounts in the Fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For investors' current purchases, the investors will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of their current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of their existing accounts and any linked accounts, the Fund will use the higher of (a) the current maximum public offering price of those shares or (b) if an investor purchased the shares after December 31, 2007, the initial value of the total purchases, or, if an investor held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that the investor has redeemed.

• Statement of Intention. A statement of intention is a document in which an investor agrees to make purchases of class A (not offered in Japan) or class M shares in a specified amount within a period of 13 months. For each purchase the investor makes under the statement of intention, the investor will pay the initial sales charge applicable to the total amount the investor has agreed to purchase. While a statement of intention is not a binding obligation on the investor, if the investor does not purchase the full amount of shares within 13 months, the Fund will redeem shares from their account in an amount equal to the difference between the higher initial sales charge the investor would have paid in the absence of the statement of intention and the initial sales charge the investor actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

• Individual accounts

• Joint accounts

• Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

• Shares of Putnam funds owned through accounts in the name of an investor's dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

• Accounts held as part of a Section 529 college savings plan managed by the Investment Management Company (some restrictions may apply)

In order to obtain a breakpoint discount, investors should inform their financial representatives at the time they purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or the investors' financial representatives may ask for records or other information about other shares held in their accounts and linked accounts, including accounts opened with a different financial representatives. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on the Investment Management Company's Web site at putnam.com/individual by selecting "Investment Choices", then "Mutual Funds", and then "Pricing Policies".

Deferred sales charges. A deferred sales charge of 0.40% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase. Deferred sales charges will be based on the lower of the shares' cost and current Net Asset Value ("NAV"). Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.

Distribution and service (12b-1) plans. Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with the Principal Underwriter or one of its affiliates). In order to pay for the marketing of Fund shares and services provided to shareholders, the Fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses investors pay each year in certain share classes. The Principal Underwriter and its affiliates also make additional payments to dealers that do not increase investors’ Fund expenses. The plan provides for payments at an annual rate (based on average net assets) of up to 1.00% on class M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of the investor's investment.

For fiscal years 2009, 2010 and 2011, the Principal Underwriter received $320,712, $2,025,438 and $837,573, respectively, in total front-end sales charges for class M shares, of which it retained $26,066, $167,203 and $63,220, respectively.

Payments to dealers. If investors purchase their shares through a dealer, their dealer generally receives payments from the Principal Underwriter representing some or all of the sales charges and distribution and service (12b-1) fees, if any. The Principal Underwriter and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by the Principal Underwriter and its affiliates and do not increase the amount paid by the investor or the Fund.

The additional payments to dealers by the Principal Underwriter and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in Fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer's relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. The Principal Underwriter and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and U.S. National Association of Securities Dealers ("NASD") (as adopted by the U.S. Financial Industry Regulatory Authority ("FINRA")) rules and by other applicable laws and regulations. The Fund's transfer agent may also make payments to certain dealers in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan.

(b) Sales Charge in Japan:

The sales charge in Japan shall be 3.15% (3% after tax deduction) of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount of the Sales Price, over the NAV, shall be retained by the Principal Underwriter. The public offering price means the amount calculated by dividing the NAV by (1-0.0325) and rounding to three decimal places.

Sales charges = {Offering price [NAV / (1- 0.0325) and rounding to three decimal places] – (Offering price x 0.03)} x 0.0315

(2) Repurchase Charge:

(a) Repurchase Charge overseas (U.S.A.):

Not applicable.

(b) Repurchase Charge in Japan:

Repurchase requests in Japan may be made to the Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of the Distributor in Japan without a contingent deferred sales charge.

(3) Management Fee, etc.:

(a) Management Fee

Under a Management Contract effective January 1, 2010, the Fund pays a monthly fee to the Investment Management Company. The fee is calculated by applying a rate to the Fund's average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by the Investment Management Company (excluding assets that are invested in other Putnam funds) ("Total Open-End Mutual Fund Average Net Assets"), as determined at the close of each business day during the month, as set forth below:

0.550% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.500% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.450% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.400% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.350% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.330% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.320% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets,

and

0.315% of any excess thereafter.

Under the Fund's prior management contract dated August 3, 2007, the Fund paid a quarterly fee to the Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at the annual rate of:

0.65% of the first $500 million of average net assets;

0.55% of the next $500 million of average net assets;

0.50% of the next $500 million of average net assets;

0.45% of the next $5 billion of average net assets;

0.425% of the next $5 billion of average net assets;

0.405% of the next $5 billion of average net assets;

0.39% of the next $5 billion of average net assets; and

0.38% of any excess thereafter.

For the past three fiscal years, pursuant to the applicable management contract, the Fund incurred the following fees:

		Amount of	Amount management fee
	Management	management fee	would have been without
Fiscal year	fee paid	waived	waivers

2011	$5,462,831	$0	$5,462,831

2010	$5,216,467	$342,302	$5,558,769

2009	$4,047,564	$1,908,387	$5,955,951

(b) Custodian Fee and Charges of the Investor Servicing Agent

Effective January 1, 2007, the Fund retained State Street Bank and Trust Company ("State Street"), located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, as its custodian. State Street is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, serving as the Fund's non-U.S. custody manager, providing reports on non-U.S. securities depositaries, making payments covering the expenses of the Fund and performing other administrative duties. State Street does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. State Street has a lien on the Fund's assets to secure charges and advances made by it. The Fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund's custody fee based on the amount of cash maintained by its custodian.

The Fund's Investor Servicing Agent (transfer, plan and dividend disbursing agent) receives fees that are paid monthly by the Fund as an expense of all its shareholders. The fee paid to the Investor Servicing Agent, subject to certain limitations, is determined on the basis of the number of shareholder accounts in the Fund and the level of defined contribution plan assets in the Fund. Through at least June 30, 2012, investor servicing fees for the Fund will not exceed an annual rate of 0.375% of the Fund's average assets.

For the fiscal year ended on October 31, 2011, the Fund incurred $1,929,407 in fees for investor servicing provided by Putnam Investor Services, Inc. and $99,137 in fees for custody services provided by State Street. The Fund's expenses were reduced by $3,814 under the expense offset arrangement between State Street and the Investment Management Company.

(c) Fees under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to the Principal Underwriter at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. Because these fees are paid out of assets of the Fund, on an outgoing basis, they will increase the cost of an investor' investments. The Distributor and other dealers are paid from the 0.50% that the Fund pays the Principal Underwriter.

Payments under the plan are intended to compensate the Principal Underwriter for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the payments to dealers mentioned above. The Principal Underwriter may suspend or modify such payments to dealers.

For the fiscal year ending on October 31, 2011, the Fund paid fees to the Principal Underwriter under the distribution plan of $1,010,367 for Class M shares.

(4) Other Expenses:

The Fund pays all expenses not assumed by the Investment Management Company, including, without limitation, Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which differ by the relevant class of shares). The Fund also reimbursed the Investment Management Company for administrative services during fiscal 2011, including compensation of certain Fund officers and contributions to the Putnam Retirement Plan for their benefit. The total reimbursement is determined annually by the Trustees and was $37,548 for fiscal 2011, of which $29,674 represents a portion of total reimbursement for compensation and contributions.

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the Fund and in all of the Putnam funds as of December 31, 2011.

Aggregate dollar range of shares
Name of Trustee	Dollar range of Putnam	held in all of the Putnam funds
	Income Fund shares owned	overseen by Trustee
Ravi Akhoury	$1-$10,000	over $100,000
Barbara M. Baumann	$1-$10,000	over $100,000
Jameson A. Baxter	$50,001-$100,000	over $100,000
Charles B. Curtis	$1-$10,000	over $100,000
Robert J. Darretta	$1-$10,000	over $100,000
John A. Hill	over $100,000	over $100,000
Paul L. Joskow	$1-$10,000	over $100,000
*Elizabeth T. Kennan	$1-$10,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
George Putnam, III	$50,001-$100,000	over $100,000
W. Thomas Stephens	$1-$10,000	over $100,000
**Robert L. Reynolds	over $100,000	over $100,000

* Dr. Kennan was re-appointed to the Board of Trustees by the Independent Trustees effective on January 1, 2012.

** Trustees who is an "interested person" (as defined in the 1940 Act) of the Fund, the Investment Management Company and/or the Principal Underwriter. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the Fund, the Investment Management Company and/or the Principal Underwriter. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of the Fund and each of the other Putnam funds. None of the other Trustees is an "interested person."

Each independent Trustee of the Fund receives an annual retainer fee and an additional fee for each Trustees meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per Trustee meeting.

The standing committees of the Board of Trustees, and the number of times each committee met during the Fund's most recently completed fiscal year, are shown in the table below:

Audit and Compliance Committee	10
Board Policy and Nominating Committee	8
Brokerage Committee	4
Contract Committee	9
Distributions Committee	8
Executive Committee	3
Investment Oversight Committees
Investment Oversight Committee A	8
Investment Oversight Committee B	8
Pricing Committee	8

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2011, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2011:

COMPENSATION TABLE

		Pension or	Estimated
		retirement	annual	Total
	Aggregate	benefits	benefits from	compensation
	compensation	accrued as	all Putnam	from all
	from the	part of Fund	funds upon	Putnam funds
Trustees/Year	Fund	expenses	retirement (1)	(2)

Ravi Akhoury/2009	$ 5,936	N/A	N/A	$ 303,000

Barbara M. Baumann/2010 (3)	$ 5,820	N/A	N/A	$ 297,000
Jameson A. Baxter/1994 (3)(6)	$ 6,732	$ 2,951	$ 110,500	$ 365,500
Charles B. Curtis/2001	$ 5,705	$ 2,011	$ 113,900	$ 291,000
Robert J. Darretta/2007 (3)	$ 5,936	N/A	N/A	$ 303,000
Myra R. Drucker/2004 (3)(4)	$ 1,635	N/A	N/A	$ 84,750
John A. Hill/1985 (3)(6)	$ 6,655	$ 5,050	$ 161,700	$ 341,031
Paul L. Joskow/1997 (3)	$ 5,705	$ 1,979	$ 113,400	$ 291,000
Elizabeth T. Kennan/1992 (5)	$ 3,277	$ 2,575	$ 108,000	N/A
Kenneth R. Leibler/2006	$ 5,936	N/A	N/A	$ 303,000
Robert E. Patterson/1984	$ 5,936	$ 2,882	$ 106,500	$ 303,000
George Putnam, III/1984	$ 5,591	$ 2,690	$ 130,300	$ 303,000
W. Thomas Stephens/1997 (7)	$ 5,936	$ 2,180	$ 107,100	$ 303,000
Richard B. Worley/2004 (4)	$ 694	N/A	N/A	$ 36,000
Robert L. Reynolds/2008 (8)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2011, there were 108 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of October 31, 2011, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Ms. Baumann-$2,112; Ms. Baxter-$23,834, Mr. Darretta-$4,225; Ms. Drucker-$6,751, Mr. Hill-$69,704 and Dr. Joskow-$18,122.

(4) Mr. Worley and Ms. Drucker retired from the Board of Trustees of the Fund on December 14, 2010 and January 30, 2011, respectively.

(5) Dr. Kennan, who retired from the Board of Trustees of the Fund on June 30, 2010, was re-appointed to the board of Trustees effective January 1, 2012. Upon her retirement, Dr. Kennan became entitled to receive annual retirement benefit payments from the Fund commencing on January 15, 2011. In connection with her re-appointment to the Board of Trustees, Dr. Kennan has agreed to suspend the balance of her retirement benefit payments for the duration of her service as a Trustee.

(6) Includes additional compensation to Mr. Hill and Ms. Baxter for service as Chairman of the Trustees of the Fund. Ms. Baxter replaced Mr. Hill as Chairman of the Trustees of the Fund on July 1, 2011.

(7) Mr. Stephens, who retired from the Board of Trustees of the Putnam funds on March 31, 2008, was re-appointed to the Board of Trustees on May 14, 2009. Upon his retirement, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. In connection with his re-appointment to the Board of Trustees, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(8) Mr. Reynolds is an "interested person" of the Fund, the Investment Management Company and/or the Principal Underwriter.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan") each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

The following table shows brokerage commissions paid during the fiscal years indicated:

Fiscal Year	Brokerage commissions
2011	$112,492
2010	$142,608
2009	$96,680

The portfolio turnover rate for the Fund's 2011 fiscal year was higher than the portfolio turnover rate for the Fund's 2010 fiscal year due to shifts in the Fund's allocations to the mortgage market.

At the end of fiscal 2011, the Fund held the following securities of the Fund's regular broker-dealers (or affiliates of such broker-dealers):

Broker-dealers or affiliates	Value of securities held

Bank of America Corp.	$1,544,866

Citigroup, Inc.	$2,776,636

Goldman Sachs Group, Inc. (The)	$4,105,697

Royal Bank of Scotland Group PLC	$362,777

For the fiscal year ended on October 31, 2011, the Fund paid $6,003,651 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

(5) Tax Treatment of non-U.S. Shareholders in Japan:

The Fund intends to qualify as a "bond investment trust." On that basis, the tax treatment of shareholders in Japan would be as follows:

(1) Distributions to be made by the fund will be treated as distributions made by a publicly offered, domestic public and corporate bond investment trust.

(2) Distributions (including differences (in terms of the Fund's currency) between the redemption amount and the amount equal to capital of the Fund (hereinafter the same shall apply)) to be made by the Fund to Japanese individual shareholders will be subject to the separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% local tax) (20.315% withholding tax (15.315% income tax and 5% local tax) from January 1, 2013 to December 31, 2037)). In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% local taxes) (20.315% withholding tax (15.315% income tax and 5% local tax) from January 1, 2013 to December 31, 2037)). In certain case, a report concerning payments will be filed with the chief of the tax office.

(4) In general, distributions from the Fund are subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Notwithstanding the above, distributions of properly-reported "capital gain dividends" (as such term is defined in the

Code) generally will not be subject to withholding of U.S. federal income tax. For taxable years of the Fund beginning before January 1, 2012, distributions of properly-reported "interest-related dividends" and "short-term capital gain dividends" (as such terms are defined in the Code) will generally not be subject to withholding of U.S. federal income tax. It is currently unclear whether Congress will extend the latter exemptions for distributions with respect to taxable years beginning on or after January 1, 2012, or what the terms of such an extension would be, including whether such extension would have retroactive effect. Furthermore, special tax rules may apply to distributions by the Fund of gain attributable to certain U.S. real property interests. Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

(5) The Japanese withholding tax imposed on distributions as referred to in (2) and (3) above will be collected by way of the so-called "balance collection method", so that only the amount equivalent to 20% (20.315% withholding tax from January 1, 2013 to December 31, 2037) of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.

(6) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to distributions paid by a domestic corporation, shall not apply.

(7) Capital gains and losses arising from purchase and sale, and repurchase of the shares, shall be treated in the same way as those arising from purchase and sale of a publicly offered, domestic public and corporate bond investment trust, and no tax will be levied on individual shareholders for their capital gains.

This Fund intends to qualify as a publicly offered, foreign government and corporate bond fund under the tax law. There is a possibility, however, that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, investors are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

5. STATUS OF INVESTMENT FUND
(1) Diversification of Investment Fund:

		(As of January 31, 2012)

Types of Assets	Name of Country	Total U.S. Dollars	Investment
			Ratio (%)

Short-Term Investments	United States	671,031,759	49.03

Mortgage-Baked Securities	United States	384,185,021	28.07

Corporate Bonds and Notes	United States	298,199,313	21.79
	United Kingdom	27,512,200	2.01
	France	9,257,440	0.68
	Australia	7,198,630	0.53
	Canada	5,131,966	0.37
	Sweden	4,865,658	0.36
	Spain	4,159,370	0.30
	Netherlands	3,820,986	0.28
	Indonesia	3,247,658	0.24
	Brazil	2,673,274	0.20
	Switzerland	2,644,251	0.19
	Norway	2,275,649	0.17
	Mexico	1,752,102	0.13
	Bermuda	1,561,559	0.11
	Qatar	1,083,513	0.08
	Italy	959,775	0.07
	Germany	897,625	0.07
	Luxembourg	635,758	0.05

	Sub-total	377,876,727	27.61

US Government Agency Mortgage Obligations	United States	160,219,041	11.71

Asset-Backed Securities	United States	71,153,686	5.20

Purchased Options	United States	45,684,123	3.34

Municipal Bonds and Notes	United States	4,552,473	0.33

Foreign Government Bonds and Notes	South Korea	815,464	0.06
	Hungary	687,449	0.05

	Sub-total	1,502,913	0.11

Senior Loans	United States	589,281	0.04

U.S. Treasury Obligations	United States	451,425	0.03

Cash, Deposit and Other Assets
(After deduction of liabilities)		(348,626,763)	(25.47)

Total		1,368,619,686	100.00
(Net Asset Value)		(JPY 104,535 million)

Note 1: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

Note 2: Details of the rating for the bonds invested by the Fund as of the end of January 2012 are as follows:

							CCC
Rating	AAA	AA	A	BBB	BB	B	and	Other	Total
							Below

Percentage (%)	80.87	5.80	11.47	15.96	2.64	2.80	0.84	-20.38	100.00

(2) Investment Assets:

(a) Names of Major Portfolio (Top 30 including the Equity Shares, Bonds, Options, etc.):

Please refer to the attached EXCEL Sheet (Top 30).

(b) Investment Real Estate:

Not applicable (as of the end of January 2012).

(c) Other Major Investment Assets:

Not applicable (as of the end of January 2012).

(3) Results of Past Operations:

(a) Record of Changes in Net Assets (Class M Shares):

Record of changes in net assets at the end of the following fiscal years and at the end of each month within a one year prior to the end of January 2012 is as follows:

		Total Net Asset Value		Net Asset Value per Share

		Dollar	Yen
		(thousands)	(millions)	Dollar	Yen

	8th Fiscal Year	1,465,393	111,927	6.54	500
	(October 31, 2002)

	9th Fiscal Year	884,380	67,549	6.63	506
	(October 31, 2003)

	10th Fiscal Year	556,725	42,523	6.80	519
	(October 31, 2004)

	11th Fiscal Year	420,886	32,147	6.66	509
	(October 31, 2005)

	12th Fiscal Year	331,997	25,358	6.67	509
	(October 31, 2006)

	13th Fiscal Year	253,457	19,359	6.68	510
	(October 31, 2007)

	14th Fiscal Year	167,743	12,812	5.28	403
	(October 31, 2008)

	15th Fiscal Year	194,199	14,833	6.50	496
	(October 31, 2009)

	16th Fiscal Year	222,916	17,026	6.74	515
	(October 31, 2010)

	17th Fiscal Year	170,347	13,011	6.71	513
	(October 31, 2011)

2011 End of	February	219,842	16,792	6.70	512
	March	206,311	15,758	6.69	511
	April	202,719	15,484	6.77	517
	May	197,052	15,051	6.81	520
	June	190,456	14,547	6.73	514
	July	187,356	14,310	6.78	518
	August	181,072	13,830	6.75	516
	September	173,590	13,259	6.68	510
	October	170,347	13,011	6.71	513
	November	165,267	12,623	6.60	504
	December	163,614	12,497	6.64	507
2012 End of	January	163,066	12,455	6.72	513

(Note) Operations of Class M Shares were commenced on December 14, 1994. In addition, as of December 14, 1994 the total NAV was $1,005 (JPY 76,762) and NAV per share of Class M Shares was $6.50 (JPY 496).

(b) Record of Changes in Distributions Paid (Class M Shares):

Period	Amount of Dividend paid per Share

8th Fiscal Year (11/1/2001-10/31/2002)	$0.338	(JPY 26)

9th Fiscal Year (11/1/2002-10/31/2003)	$0.240	(JPY 18)

10th Fiscal Year (11/1/2003-10/31/2004)	$0.183	(JPY 14)

11th Fiscal Year (11/1/2004-10/31/2005)	$0.197	(JPY 15)

12th Fiscal Year (11/1/2005-10/31/2006)	$0.273	(JPY 21)

13th Fiscal Year (11/1/2006-10/31/2007)	$0.306	(JPY 23)

14th Fiscal Year (11/1/2007-10/31/2008)	$0.448	(JPY 34)

15th Fiscal Year (11/1/2008-10/31/2009)	$0.456	(JPY 35)

16th Fiscal Year (11/1/2009-10/31/2010)	$0.472	(JPY 36)

17th Fiscal Year (11/1/2010-10/31/2011)	$0.335	(JPY 26)

(Note) Record of distribution paid from March 2010 to February 2012 are as follows:

					Net Asset Value per Share
		Dividend			as of the Record Date
				Record
				Date
Month/Year		Dollar	Yen		Dollar	Yen

2010 End of	March	0.042	3.208	3/18/10	6.72	513
	April	0.042	3.208	4/19/10	6.76	516
	May	0.042	3.208	5/18/10	6.72	513
	June	0.042	3.208	6/18/10	6.70	512
	July	0.042	3.208	7/19/10	6.76	516
	August	0.037	2.826	8/18/10	6.85	523
	September	0.037	2.826	9/20/10	6.78	518
	October	0.037	2.826	10/18/10	6.78	518
	November	0.033	2.521	11/18/10	6.68	510
	December	0.033	2.521	12/17/10	6.60	504
2011 End of	January	0.033	2.521	1/18/11	6.66	509
	February	0.033	2.521	2/17/11	6.66	509
	March	0.028	2.139	3/18/11	6.73	514
	April	0.028	2.139	4/15/11	6.73	514
	May	0.027	2.062	5/18/11	6.82	521
	June	0.027	2.062	6/20/11	6.80	519
	July	0.028	2.139	7/18/11	6.76	516
	August	0.028	2.139	8/18/11	6.82	521
	September	0.018	1.375	9/19/11	6.79	519
	October	0.019	1.451	10/18/11	6.64	507
	November	0.019	1.451	11/17/11	6.68	510
	December	0.019	1.451	12/19/11	6.66	509
2012 End of	January	0.019	1.451	1/18/12	6.67	509
	February	0.019	1.451	2/17/12	6.72	513

(c) Record of Changes in Return Rate (Class M Shares)

Record of changes in Return Rate during the following fiscal years is as follows:

Period	Return Rate*

8th Fiscal Year (11/1/2001-10/31/2002)	3.77%

9th Fiscal Year (11/1/2002-10/31/2003)	5.12%

10th Fiscal Year (11/1/2003-10/31/2004)	5.40%

11th Fiscal Year (11/1/2004-10/31/2005)	0.84%

12th Fiscal Year (11/1/2005-10/31/2006)	4.38%

13th Fiscal Year (11/1/2006-10/31/2007)	4.86%

14th Fiscal Year (11/1/2007-10/31/2008)	- 15.19%

15th Fiscal Year (11/1/2008-10/31/2009)	33.82%

16th Fiscal Year (11/1/2009-10/31/2010)	11.28%

17th Fiscal Year (11/1/2010-10/31/2011)	4.66%

* Return Rate (%) =[ [ Ending NAV x A] ] / Beginning NAV] – 1

"A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the NAV per share on the ex-dividend day of the relevant distribution plus 1.

Provided that Beginning NAV, except for the 1st fiscal year, means net asset value per share at the end of the fiscal year immediately preceding the relevant fiscal year, and Ending NAV means NAV per share at the end of the relevant fiscal year.

[(Reference information (graphs of the record of changes of net assets and return rate) from the Japanese Mandatory Prospectus is inserted.)]

(4) RECORD OF SALES AND REPURCHASES (Class M Shares):

Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of such Fiscal Years are as follows:

	Number of	Number of Shares	Number of Outstanding
	Shares Sold	Repurchased	Shares

8th Fiscal Year	100,233,673	30,364,757	224,080,167
(11/1/2001-10/31/2002)	(95,425,400)	(26,110,700)	(217,137,100)

9th Fiscal Year	31,546,839	122,204,015	133,422,991
(11/1/2002-10/31/2003)	(29,536,500)	(118,350,100)	(128,323,500)

10th Fiscal Year	2,077,209	53,602,766	81,897,434
(11/1/2003-10/31/2004)	(1,426,500)	(50,958,900)	(78,791,100)

11th Fiscal Year	1,095,526	19,762,113	63,230,847
(11/1/2004-10/31/2005)	(502,900)	(18,593,900)	(60,700,100)

12th Fiscal Year	636,652	14,063,029	49,804,470
(11/1/2005-10/31/2006)	(277,600)	(13,048,500)	(47,929,200)

13th Fiscal Year	459,288	12,340,684	37,923,074
(11/1/2006-10/31/2007)	(93,000)	(11,708,400)	(36,313,800)

14th Fiscal Year	686,280	6,837,946	31,771,408
(11/1/2007-10/31/2008)	(391,400)	(6,252,000)	(30,453,200)

15th Fiscal Year	2,328,323	4,240,822	29,858,909
(11/1/2008-10/31/2009)	(1,549,200)	(3,808,200)	(28,194,200)

16th Fiscal Year	9,555,118	6,321,085	33,092,942
(11/1/2009-10/31/2010)	(8,610,100)	(5,994,200)	(30,810,100)

17th Fiscal Year	4,348,925	12,052,732	25,389,135
(11/1/2010-10/31/2011)	(3,686,200)	(11,273,900)	(23,222,400)

II. MANAGEMENT AND ADMINISTRATION

1. Subscription Procedures, Etc.:

(1) Sales Procedures in the United States

Investors residing in the United States can open a Fund account and purchase class A, B, C, and M shares (only class M shares are available in Japan) by contacting their financial representative or Putnam Investor Services, the Investor Servicing Agent, at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the Fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

Investors residing in the United States can open a Fund account with as little as $500. The minimum investment is waived if investors make regular investments weekly, semi-monthly or monthly through automatic deductions from their bank checking or savings account. Although the Investment Management Company is currently waiving the minimum, it reserves the right to reject initial investments under the minimum in its discretion.

The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. An investor's financial representative or the Investor Servicing Agent generally must receive the investor's completed buy order before the close of regular trading on the New York Exchange ("NYSE") for the investor's shares to be bought at that day's offering price.

Investors participating in a retirement plan that offers the Fund should consult their employer for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, from an investor, the Investor Servicing Agent may not be able to open the investor's fund account. Investors must provide their full name, residential or business address, U.S. Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. The Investor Servicing Agent may share identifying information with third parties for the purpose of verification. If the Investor Servicing Agent cannot verify identifying information after opening an investor's account, the Fund reserves the right to close the investor's account.

Also, the Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Once an investor has an existing account, the investor can make additional investments at any time in any amount in the following ways:

* Through a financial representative. The investor's representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent, and may charge the investor for the investor's services.

* Through Putnam's systematic investing program. Investors may make regular investments weekly, semi-monthly or monthly through automatic deductions from the investors' bank checking or savings account.

* Via the Internet or phone. If the investors have an existing Putnam fund account and the investors have completed and returned an Electronic Investment Authorization Form, the investor can buy additional shares online at www.putnam.com or by calling the Investor Servicing Agent at 1-800-225-1581.

* By mail. Investors may also request a book of investment stubs for their account. Investors would complete an investment stub and write a check for the amount the investors wish to invest, payable to the Fund then return the check and investment stub to the Investor Servicing Agent.

* By wire transfer. Investors may buy Fund shares by bank wire transfer of same-day funds. Investors would call the Investor Servicing Agent at 1-800 -225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired Funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. An investors' bank may charge them for wiring same-day funds. Although the Fund's designated bank does not currently charge investors for receiving same-day funds, it reserves the right to charge for this service. Investors cannot buy shares for tax-qualified retirement plans by wire transfer.

(2) Sales Procedures in Japan

It is agreed and understood that the Shares of the Fund shall be offered by the Distributor to non-U.S. persons in Japan only and not to any "U.S. Person" as such person is defined below. In addition, if a shareholder becomes a U.S. Person after purchasing shares, the shareholder may hold shares continuously pursuant to the Account Contract (as defined below) but may not purchase additional shares from the Distributor in Japan.

A "U.S. Person" means any of the following: (1) a citizen or resident of the United States for U.S. federal income tax purposes; (2) a corporation, partnership or other legal entity organized under the law of the United States or any of its political subdivisions; (3) any estate or trust which is subject to U.S. federal income taxation regardless of the source of its income. For purposes of this definition, the "United States" means the United States of America and any of its states, territories, possessions or the District of Columbia.

In Japan, Shares of the Fund are offered on any Business Day and any business day of a financial instruments firm in Japan during the Subscription Period mentioned in "Section 7. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Account Contract") and receive from such investors an application for requesting the opening of a transactions account under the Account Contract. Purchase may be made in the minimum investment amount of 200 shares and in integral multiples of 100 shares.

The issue price for Shares during the Subscription Period shall be, in principle, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge in Japan shall be 3% of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount of the Sales Price over the net asset value shall be retained by Putnam Retail Management, principal underwriter of the Fund. The public offering price means the amount calculated by dividing the net asset value by (1- 0.0325) and rounding to three decimal places.

Investors who entrust a Sales Handling Company with safekeeping of the certificates for Fund shares will receive a trade balance report. In such case payment shall be made in Japanese yen in principal and the applicable exchange rate shall be the exchange rate determined by such Sales Handling Company to be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the applicable Trade Day. The payment may be made in U.S. Dollars to the extent that the Sales Handling Companies agree.

In addition, Sales Handling Companies in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than JPY 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transactions of Foreign Securities" established by the Association.

2. Repurchase Procedures, Etc.:

(1) Repurchase Procedures in the United States

Investors residing in the United States can sell their shares back to the Fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through the investor's financial representative or directly to the Fund. If investors redeem their shares shortly after purchasing them, the redemption payment for the shares may be delayed until the Fund collects the purchase price of the shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If an investor exchanges shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When the investor redeems the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when the investor originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which the investor exchanged the shares that would result in the investor paying the highest deferred sales charge applicable to the investor's class of shares. For purposes of computing the deferred sales charge, the length of time an investor has owned shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

* Selling or exchanging shares through an investor's financial representative. An investor's representative must receive the investor's request in proper form before the close of regular trading on the NYSE for the investor to receive that day's NAV, less any applicable deferred sales charge. The investor's representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent on a timely basis and may charge investors for his or her services.

* Selling or exchanging shares directly with the Fund. The Investor Servicing Agent must receive an investor's request in proper form before the close of regular trading on the NYSE in order for the investor to receive that day's NAV, less any applicable deferred sales charge.

By mail. Investors should send a letter of instruction signed by all registered owners or their legal representatives to the Investor Servicing Agent. If an investor has certificates for the shares the investor wants to sell or exchange, the investor must return them unendorsed with the investor's letter of instruction.

By telephone. The investor may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless the investor has notified the Investor Servicing Agent of an address change within the preceding 15 days, in which case other requirements may apply. Unless the investor indicates otherwise on the account application, the Investor Servicing Agent will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000.

Sale or exchange of shares by telephone is not permitted if there are certificates for the investor's shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

* Via the Internet. Investors may also exchange shares via the Internet at putnam.com/individual.

* Shares held through an investor's employer's retirement plan. For information on how to sell or exchange shares of the Fund that were purchased through the investor's employer's retirement plan, including any restrictions and charges that the plan may impose, an investor should consult the investor's employer.

* Additional requirements. In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, the Investor Servicing Agent usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, the investor should contact the Investor Servicing Agent.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which an investor would like to exchange may also reject the investor's exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the fund or other Putnam funds. Investors are asked to consult the Investor Servicing Agent before requesting an exchange. Investors should ask their financial representative or the Investor Servicing Agent for prospectuses of other Putnam funds.

* Payment Information. The Fund generally sends an investor payment for the investor's shares the business day after the investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities law. An investor will not receive interest on uncashed redemption checks.

* Redemption by the Fund. If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds, after providing the recordholder of these shares with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more shares than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund's performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund's expenses and diluting the Fund's net asset value. Depending on the size and frequency of short-term trades in the Fund's shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund's brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the Fund.

When the Fund invests in non-U.S. securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund's investments that result from events occurring after the close of the non-U.S. markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund's investments. In addition, the market for lower-rated bonds may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer.

Short-term traders may seek to capture this momentum by trading frequently in the Fund's shares, which will reduce the Fund's performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Account monitoring. The Investment Management Company's Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which the Investor Servicing Agent maintains records. This review is based on the Fund's internal parameters for detecting excessive short-term trading, which consider the number of "round trip" transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that the Investment Management Company or the Fund considers to be excessive or inappropriate, the Investment Management Company will issue the investor and his or her financial intermediary, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. The Fund also reserves the right to terminate the exchange privilege without a warning. In addition, the Investment Management Company will also communicate instances of excessive short-term trading to the compliance staff of an investor's broker, if one is identified.

Account restrictions. In addition to enforcing these exchange parameters, the Investment Management Company and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. The Investment Management Company or the Fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the Fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the Fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the Fund or other Putnam funds. The Fund may take these steps in its discretion even if the investor's activity may not have been detected by the Fund's current monitoring parameters.

Limitations on the Fund's policies. There is no guarantee that the Fund will be able to detect excessive short-term trading in all accounts. For example, the Investment Management Company currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the Fund's policies. In addition, even when the Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The Fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading.

The Investment Management Company monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, the Investment Management Company will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, the Fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

(2) Repurchase Procedures in Japan

Shareholders in Japan may at any time request repurchase of their Shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to the Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of financial instruments firms in Japan. Repurchases (other than repurchases of all of an investor's Fund Shares) shall be made only in integral multiples of 100 shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from the Distributor. The price shall be paid in Japanese yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in U.S. Dollars. Payment for repurchase proceeds shall generally be made on the fourth business day of financial instruments firms in Japan after and including the Trade Day.

There is no limit to repurchase the shares.

3. Outline of Management of Assets, Etc.:

(1) Valuation of Assets:

The price of the Fund's shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the NYSE each day the exchange is open.

The Fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature in 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund's Trustees or a dealer selected by the Investment Management Company. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which the Investment Management Company does not believe accurately reflects the security’s fair value, the security will be valued at fair value by the Investment Management Company.

The Fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The Fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. U.S. Eastern time.

Securities and other assets ("Securities") for which market quotations are readily available are valued at prices which, in the opinion of the Investment Management Company, most nearly represent the market values of such Securities.

Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other Securities are valued by the Investment Management Company or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

The Investment Management Company values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts' reports regarding the issuer. In the case of Securities that are restricted as to resale, the Investment Management Company determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive features.

Generally, trading in certain Securities (such as non-United States securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside of the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value

non-U.S. equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, Securities held by the Fund may be traded in non-U.S. markets that are open for business on days that the Fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by the Investment Management Company at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price. The Fund may also value its securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

If the Investment Management Company identifies a pricing error in the Fund's net asset value calculation, a corrective action may be taken in accordance with the Investment Management Company's pricing procedures. If the pricing error affects the net asset value of the Fund by less than one cent per share, the error is not considered material, and no action is necessary. If the pricing error affects the net asset value of the Fund by one cent per share or more, and subject to review of the general facts and circumstances of the pricing error, the Fund will not reprocess a shareholder account if i) the error in the net asset value calculation is less than 0.5% of net assets per share or (ii) the indicated adjustment to the account is less than $25. Conversely, the Fund will adjust a shareholder account if (i) an error is 0.5% or more of net assets per share, and (ii) the indicated adjustment to the account is $25 or more.

(2) Custody of Shares:

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) representing Shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of the Distributor. Trade balance reports shall be delivered by the Sales Handling Companies to the Japanese Shareholders.

(3) Duration Period:

Unless terminated, the Fund shall continue without limitation of time.

(4) Accounting Period:

The accounts of the Fund will be closed each year on 31st October.

(5) Miscellaneous:

(a) Suspension of Redemption:

The Fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or unless permitted by the rules of the SEC during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.

(b) Duration and Liquidation:

Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by the affirmative vote of the Shareholders holding at least a majority of the Shares entitled to vote.

(c) Authorized Shares:

There is no prescribed authorized number of Shares, and Shares may be issued from time to time.

(d) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the Trustees then in office when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.

(e) Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

(f) How Performance Is Shown:

Fund advertisements may, from time to time, include performance information. "Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

Yield is based on the price of the shares, including the maximum initial sales charge.

"Total return" for the one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used. For the one-year, five-year and ten-year periods ended October 31, 2011 the average annual total return for Class M shares of the Fund was 1.20%, 6.05% and 4.96%, respectively. Returns for Class M shares reflect the deduction of the current maximum initial sales charge of 3.25% for Class M shares. The 30-day SEC yield for the Class M shares of the Fund for the period ended October 31, 2011 was 4.00%.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

(g) The Procedures Concerning Amendments to the Agreements Concluded Between the Related Companies, etc.:

(i) Management Contract

The Management Contract is effective upon its execution and will remain in full force and effect as to the Fund continuously thereafter (unless terminated automatically as set forth in Section 4 of the Management Contract or terminated in accordance with the following paragraph) through June 30, 2010, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Investment Management Company, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party to the Management Contract may at any time terminate the Management Contract as to the Fund by not less than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

(ii) Sub-Management Contract

The Sub-Management Contract may be terminated with respect to the Fund without penalty by vote of the Trustees or the shareholders of the Fund, or by the Sub-Investment Management Company or the Investment Management Company, on 30 days’ written notice. The Sub-Management Contract also terminates without payment of any penalty in the event of its assignment or upon the termination of the Investment Management Company's Management Contract with the Fund. Subject to applicable law, it may be amended by a majority of the Trustees who are not "interested persons" of the Investment Management Company or the Fund. The Sub-Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

(iii) Master Custodian Agreement

The Master Custodian Agreement with the Custodian became effective as of January 1, 2007 and shall continue in full force and effect for an initial term of (4) years from such effective date, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days’ prior written notice to the other party of its intent not to renew. If the Agreement is terminated (the effective date of such termination being referred to as the “Termination Date”), the Custodian shall, at the reasonable request of the Fund, and subject to the consent of the Custodian (which consent shall not be unreasonably withheld or delayed), continue to provide services hereunder for a period (the “Extension Period”) not to exceed ninety (90) days from the Termination Date, and the compensation payable to the Custodian for its services and expenses during such Extension Period shall not exceed one hundred and five percent (105%) (per annum) of the compensation last agreed upon by the Fund and the Custodian and in effect immediately prior to the Termination Date.

The Agreement is construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

(iv) Investor Servicing Agreement

The Investor Servicing Agreement became effective January 1, 2009 and remains in full force and effect until terminated as provided in the Agreement. It may be terminated by the Fund upon 90 days' written notice to the Investor Servicing Agent and by the Investor Servicing Agent upon six months' written notice to the Fund.

This Agreement is construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.

(v) Master Sub-Accounting Services Agreement

The Master Sub-Accounting Services Agreement became effective January 1, 2007 and remains in full force for an initial term of 7 years from the date of execution, and shall automatically renew for additional consecutive 3 year terms, unless either party gives 180 days' prior written notice to the other of its intent not to renew. The Agreement may be modified or amended from time to time by mutual written agreement of the parties to the Agreement.

This Agreement is governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(vi) Agent Company Agreement:

The Agent Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party to this Agreement.

This Agreement shall be governed by and construed in accordance with the laws of Japan.

(vii) Japan Dealer Sales Contract:

Either party to the agreement may terminate the Japan Dealer Sales Contract, without cause upon 30 days' written notice to the other party. Either party to the agreement may also terminate this Contract for cause upon the violation by the other party of any of the provisions thereof, such termination to become effective on the date such notice of termination is mailed to the other party.

The Contract and the rights and obligations of the parties thereunder shall be governed by and construed under the laws of The Commonwealth of Massachusetts.

4. Rights of Shareholders, Etc.:

(1) Rights of Shareholders, Etc.:

Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Sales Handling Companies.

Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right, under certain circumstances, to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders generally receive any distribution from net investment income monthly and any net realized capital gains at least annually.

Shareholders may choose to reinvest distributions from net investment income, capital gains or both in additional shares of the Fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to a bank account. Investors in Japan must receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of the Commonwealth of Massachusetts, the accounting books at the discretion of the Court and the minutes of any shareholders' meetings.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at any time after it became effective, any material false or misleading statement in the U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein, in light of the circumstances, to be not misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such registration statement or any underwriter of the relevant shares.

(2) Foreign Exchange Control in the United States:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purposes of:

(a) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

(b) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the continuous disclosure and for the filing of the notification with the Commissioner of the Financial Services Agency is each of the following persons:

Harume Nakano
Ken Miura
Attorneys-at-law
Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

(4) Jurisdiction:

The Fund acknowledges that the following court shall have jurisdiction over litigations related to transactions in the Units of the Fund acquired by Japanese investors:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

Enforcement proceedings of a final and definitive judgement on such litigation will be conducted in accordance wit the applicable laws of the relevant jurisdiction.

III. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS

Financial highlights (For a share outstanding throughout the period)

			Year ended
			October 31

	2011	2010	2009	2008	2007

			Class M

Net asset value, beginning of period	$6.74	$6.50	$5.28	$6.68	$6.67

Investment operations

Net investment income (a)	.26	.42	.27	.36	.30
Net realized and unrealized gain
(loss) on investments	.05	.29	1.41	(1.31)	.02

Total from investment operations	$.31	$.71	1.68	(.95)	.32

Less distributions:
From net investment income	(.34)	(.47)	(.46)	(.45)	(.31)

Total distributions	(.34)	(.47)	(.46)	(.45)	(.31)

Redemption fees (f)	—	—	—	—	—

Net asset value, end of period	$6.71	$6.74	$6.50	$5.28	$6.68

Total return at
net asset value (%) (b)	$4.66	$11.28	33.82	(15.19)	4.86

Net assets, end of period
(in thousands)	$170,347	$222,916	$194,199	$167,743	$253,457

Ratio of expenses to average
net assets (%) (c)	1.11	1.13(h)	1.93(i)	1.24	1.23
Ratio of expenses to average
net assets excluding interest
expense (%) (c)	1.11	1.13(h)	1.21	1.24	1.23
Ratio of net investment income
to average net assets (%)	3.82	6.23	4.83	5.67	4.45
Portfolio turnover (%)(d)	339	112	331	200	323

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements.

(d) Portfolio turnover excludes dollar roll transactions.

(e) Reflects a non-recurring reimbursement related to restitution in connection with a distribution plan approved by the SEC with amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

(f) Amount represents less than $0.01 per share.

(g) Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

(h) Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund's investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses reflect a reduction of 0.03% (2010), 0.19% (2009). 0.09% (2008), 0.08% (2007), respectively, of average net assets for class M shares

(i) Excludes the impact of a current period revision to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.18% of average net assets as of October 31, 2010.

(i) Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.72% of average net assets as of October 31, 2009.

[The following financial documents are omitted here.]

Statement of assets and liabilities October 31, 2011

Statement of operations Year ended October 31, 2011

Statement of changes in net assets October 31, 2011

Financial highlights (For a share outstanding throughout the period)

Notes to financial statements October 31, 2011

Portfolio of investments owned October 31, 2011

Statement of assets and liabilities October 31, 2010

Statement of operations Year ended October 31, 2010

Statement of changes in net assets October 31, 2010

Financial highlights (For a share outstanding throughout the period)

Notes to financial statements October 31, 2010

Portfolio of investments owned October 31, 2010

2. CONDITION OF THE FUND

Statement of Net Assets

		(As of the end of January, 2012)

		$	JPY

		(in thousands (except e. ))
a.	Total Assets	2,083,500,550	159,137,772

b.	Total Liabilities	714,880,864	54,602,600

c.	Total Net Assets (a-b)	1,368,619,686	104,535,172

d.	Total Number of Shares
	Outstanding
	Class A	122,722,665	Shares
	Class B	5,981,054	Shares
	Class C	24,914,414	Shares
	Class M	24,273,147	Shares
	Class R	715,424	Shares
	Class Y	21,622,970	Shares

e.	Net Asset Value
	per Share
	Class A	$6.85	JPY 523
	Class B	$6.79	JPY 519
	Class C	$6.81	JPY 520
	Class M	$6.72	JPY 513
	Class R	$6.82	JPY 521
	Class Y	$6.93	JPY 529

IV. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Investor Services, Inc., One Post Office Square, Boston, Massachusetts 02109, U. S. A.

The Japanese investors who entrust the custody of their shares to a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. Shareholders' meeting

There are no annual shareholders' meetings. Special shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.

3. Special privilege and restriction of transfer for Shareholders

No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

1. Outline of the Management Company:

A. Putnam Income Fund (the "Fund")

(1) Amount of Capital Stock

Not applicable.

(2) Structure of the management of the Fund

The Trustees are responsible for generally overseeing the conduct of the Fund's business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees may, without shareholder approval, divide the shares of the Fund into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein, (ii) for the removal of Trustees, to the extent provided therein, (iii) with respect to any investment adviser, to the extent provided therein, (iv) with respect to any termination of the Fund, to the extent provided therein, (v) with respect to any sale, lease, or exchange of all or substantially all of the property and assets of the Fund or any merger or consolidation of the Fund, with any other trust or corporation, to the extent provided therein, (vi) with respect to certain amendments of the Agreement and Declaration of Trust, (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (viii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the 1940 Act, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting in the election of Trustees.

Meetings of shareholders may be called by the Clerk of the Fund whenever ordered by the Trustees, the Chairman of the Trustees, or, under certain circumstances, when requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by the affirmative vote of shareholders holding at least a majority of the shares entitled to vote.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

B. Putnam Investment Management, LLC (the "Investment Management Company"):

(1) Amount of Capital Stock

1. Amount of Member's Equity (as of the end of January, 2012): $141,392,562 (approximately JPY 10.8 billion) †

2. Amount of Member's Equity (for the past five years):

Year	Amount of Member's Equity

End of 2007	$116,796,876
End of 2008	$58,526,939
End of 2009	$69,079,977
End of 2010	$82,851,104
End of 2011	$142,919,162 †

† Unaudited.

(2) Structure of the Management of the Company

The Investment Management Company is ultimately managed by its managing member.

Each fund managed by the Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, the Investment Management Company's Fixed Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees meet periodically and review the performance of each fund with its portfolio manager at least annually.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

2. Description of Business and Outline of Operation

A. Fund:

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Putnam Investment Management, LLC, the Investment Management Company, to render investment advisory services, Putnam Investor Services, Inc., to act as Investor Servicing Agent and State Street Bank and Trust, to hold the assets of the Fund in custody and acts as Sub-Accounting Agent.

B. The Investment Management Company:

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of January 31, 2012, the Investment Management Company managed, advised, and/or administered the following 108 funds and fund portfolios (having an aggregate net asset value of approximately $61.6 billion):

		(as of the end of January, 2012)

Country where Funds
are established or	Principal Characteristic	Number of	Net Asset Value
managed		Funds	(million dollars)

	Closed End Type Bond Fund	5	$2,600.47

	Open End Type Balanced Fund	17	$15,270.72

U.S.A.	Open End Type Bond Fund	35	$24,023.47

	Open End Type Equity Fund	51	$19,680.09

	Total	108	$61,574.75

3. Financial Conditions:

A. Fund

Same as Part III., IV. FINANCIAL CONDITIONS OF THE FUND.

B. The Investment Management Company:

(translated from the English source: omitted in this English translation)

4. Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any affiliated person thereof (including any shareholder who holds to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 5% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and is consistent with the Fund's current compliance policy pursuant to Rule 17a-7 under the 1940 Act .

5. Miscellaneous

A. Fund:

(a) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

(b) Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

(c) Litigation and Other Significant Events

The fiscal year end of the Fund is October 31. The Fund is established for an indefinite period and may be dissolved at any time by the affirmative vote of the shareholders holding at least a majority of the shares entitled to vote.

B. The Investment Management Company:

(a) Election and Removal of Directors:

Directors of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of the Investment Management Company.

(b) Election and Removal of Officers:

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(c) Supervision by SEC of Changes in Directors and Certain Officers:

The Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the 1940 Act, which reports list and provide certain information relating to directors and officers of the Investment Management Company.

Under Section 9 (b) of the 1940 Act, the SEC may prohibit the directors and officers from remaining in office if the SEC judges that such directors and officers have willfully violated any provision of U.S. federal securities laws.

(d) Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

a. Articles of Organization of the Investment Management Company may be amended, under the Delaware Limited Liability Company Act, by appropriate shareholders' vote.

b. Under the Delaware Limited Liability Company Act, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

c. The Investment Management Company has no direct subsidiaries.

(e) Litigation and Other Significant Events

In late 2003 and 2004, the Investment Management Company settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the Fund recorded a receivable of $424,890 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets of the Audited Annual Report. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against the Investment Management Company and, in a limited number of cases, some Putnam funds. In May 2011, the Fund received a payment of $9,005 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets of the Audited Annual Report. The Investment Management Company has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

II. OUTLINE OF THE OTHER RELATED COMPANIES

1 Name, Amount of Capital and Description of Business:

(A) Putnam Investor Services, Inc. (the Investor Servicing Agent):

(1) Amount of Capital:

U.S.$ 148,526,693 (approximately JPY 11,344.67 million) (unaudited) as of the end of December, 2011.

(2) Description of Business:

Putnam Investor Services, Inc. is a Massachusetts corporation and is an indirect wholly-owned subsidiary of Putnam Investments, LLC, parent company of the Investment Management Company.

(B) State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)

(1) Amount of Capital (Consolidated Shareholder's Equity):

Total consolidated shareholder's equity: U.S.$18,494,464 thousand (JPY 1,412.6 billion) as of the end of December, 2011.

(2) Description of Business

State Street Bank and Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of State Street Bank Holding Company. State Street Bank and Trust Company has been providing custody services to mutual funds, since 1924.

(C) Putnam Retail Management Limited Partnership ("Putnam Retail Management") (the Principal Underwriter):

(1) Amount of Capital:

U.S.$45,384,240 (approximately JPY 3,466.45 million) (unaudited) as of the end of December, 2011.

(2) Description of Business:

Putnam Retail Management is the Principal Underwriter of the shares of Putnam funds including the Fund.

(D) Putnam Investments Limited (the Sub-Investment Management Company):

(1) Amount of Capital:

U.S.$34,101,507 (approximately JPY 2,604.67 million) (unaudited) as of the end of December, 2011.

(2) Description of Business:

Putnam Investments Limited is a United Kingdom corporation and is a wholly-owned indirect subsidiary of Putnam Investments, LLC, parent company of the Investment Management Company. Putnam Investments Limited provides a full range of international investment advisory services to institutional and retail clients.

(E) Mizuho Investors Securities Co., Ltd. (Distributor in Japan and Agent Company):

(1) Amount of Capital:

JPY 80,288 million as of the end of January, 2012.

(2) Description of Business:

Mizuho Investors Securities Co., Ltd. is a first financial instruments firm in Japan under the Financial Instruments and Exchange Law. Mizuho Investors Securities Co., Ltd. engages in handling the sales and redemptions of the fund shares for the offering of foreign investment funds.

2 Outline of Business Relationship with the Fund:

(A) Putnam Investor Services, Inc. (the Investor Servicing Agent):

Putnam Investor Services, Inc. provides shareholder services to the Fund.

(B) State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)

State Street Bank and Trust Company provides custody and sub-accounting services to the Fund.

(C) Putnam Retail Management Limited Partnership ("Putnam Retail Management") (the Principal Underwriter):

Putnam Retail Management engages in providing marketing services to the Fund.

(D) Putnam Investments Limited (the Sub-Investment Management Company):

Putnam Investments Limited provides investment advisory services for a portion of the Fund's assets as determined by the Investment Management Company.

(E) Mizuho Investors Securities Co., Ltd. (Distributor in Japan and Agent Company):

The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

3 Capital Relationships

100% of the interests in Putnam Investment Management, LLC and Putnam Investments Limited are held by Putnam Investments, LLC as of the date hereof.

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirety by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of The Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The 1940 Act, in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The 1933 Act, in general regulates the sale of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The 1934 Act, regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Code. However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to:

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, non-U.S. custody arrangements, and independent registered public accounting firm;

5. Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange ("NYSE") (4:00 p.m., New York time) each day the NYSE is open.

B. Redemption

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of Such Rights

A. Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares owned.

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. Tax Matters

The following is a brief summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting the Fund's shareholders who are not treated as "United States persons" under the Code, and who are not engaged in the conduct of a trade or business in the United States. Such shareholders are referred to in this discussion as "non-U.S. shareholders." The following discussion is very general and does not constitute tax advice. There may be other tax considerations applicable to such non-U.S. shareholders, including in particular Japanese resident shareholders under the United States-Japan tax treaty. Therefore, prospective investors are urged to consult their own tax advisors about the impact an investment in the Fund may have on their own tax situations.

Shareholders who are treated as United States persons and shareholders who hold Fund shares in connection with the conduct of a trade or business in the United States, should consult the tax discussion in the Fund's Prospectus and Statement of Additional Information. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan" for information regarding the Japanese tax consequences of investing in shares of the Fund. The following discussion is very general and subject to change.

To ensure compliance with requirements imposed by the United States Internal Revenue Service ("IRS"), the investors are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

A. General Taxation of the Fund and Its Shareholders Generally:

The Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Code.

As a RIC qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders in a timely manner. In addition, as long as it qualifies as a RIC under the Code, under present

Massachusetts law, the Fund is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a RIC and to receive the favorable tax treatment accorded RICs and their shareholders, the Fund must, among other things,

(a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and net income from interests in "qualified publicly traded partnership" (as defined below) (collectively, "qualifying income");

(b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other RICs and other securities limited in respect of any one issuer to a value not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (a partnership (i) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. For purposes of meeting the diversification requirement described in (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund's ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax and, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain. Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund were to make this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC's ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Net capital losses (that is, capital losses in excess of capital gains) are not permitted to be deducted against the Fund's net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If the Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 ("post-2010 losses"), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If the Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 ("pre-2011 losses"), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. See the Fund's most recent annual shareholder report for the Fund's available capital loss carryforwards as of the end of its most recently ended fiscal year.

B. U.S. Federal Income Taxation of Fund Distributions in General:

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains. Distributions of net short-term capital gains (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased when the Fund's net asset value and, therefore, the price of the shares of the Fund reflects gains that are either unrealized or are realized but not distributed. Such distributions may reduce the fair market value of the Fund's shares below the shareholder’s cost basis in those shares. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

Tax Implications of Certain Fund Investments:

Special Risks for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance, and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance, will be treated as debt obligations that are issued with original issue discount ("OID"). Generally, the amount of the OID is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from cash assets of the Fund or, if necessary, by disposition of portfolio securities, including at a time when it may not be advantageous to do so. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would in the absence of such transactions.

At Risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund.

U.S. tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Foreign Currency Transactions. The Fund's transactions in non-U.S. currencies, non-U.S. currency-denominated debt securities and certain non-U.S. currency options, futures contracts or forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case the Fund will be required to include its share of the PFIC 's income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Because it is not always possible to identify a non-U.S. corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Other Derivatives, Hedging and Related Transactions. The Fund's transactions in derivative instruments (e.g., options, futures, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities, thereby affecting whether capital gains and losses are treated as short-term or long-term.

These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences. Certain of the Fund's investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund's book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Foreign Taxation. Income received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of the Fund's assets at year end consists of the securities of non-U.S. corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to non-U.S. countries in respect of non-U.S. securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from non-U.S. sources their pro rata shares of such taxes paid by the Fund. Shareholders that are not subject to U.S. federal income tax generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Sale or Redemption of Shares:

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code's "wash-sale" rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

C. U.S. Tax Treatment of Non-U.S. Shareholders

Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to non-U.S. shareholders will generally be subject to withholding of U.S. federal income tax at a rate of 30% unless an applicable income tax treaty reduces or eliminates the withholding tax and the non-U.S. shareholder complies with certain certification requirements. For residents of Japan, the withholding tax rate applicable to dividends paid by the Fund will generally be subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. These dividends are subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or non-U.S.-source dividend and interest income) that, if paid to a non-U.S. shareholder directly, would not be subject to withholding. Notwithstanding the above, as described in more detail immediately below, distributions of properly reported Capital Gain Dividends, Interest-Related Dividends and Short-Term Capital Gain Dividends (the latter two defined below) will generally not be subject to withholding of U.S. federal income tax (but may be subject to backup withholding).

For distributions with respect to taxable years of the Fund beginning before January 1, 2012, the Fund is not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders ("Interest-Related Dividends"), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders ("Short-Term Capital Gain Dividends"). This exception to withholding for Interest-Related Dividends does not apply to distributions to a non-U.S. shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain non-U.S. countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled non-U.S. corporation. The exception to withholding for Short-Term Capital Gain dividends does not apply to (A) distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests. The Fund is permitted to report such part of its dividends as Interest-Related Dividends and/or Short-Term Capital Gain Dividends as are eligible, but is not required to do so. The exemption from withholding for Interest-Related Dividends and Short-Term Capital Gain Dividends will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2012, unless Congress enacts legislation providing otherwise.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an Interest-Related Dividend or Short-Term Capital Gain Dividend to shareholders. Non-U.S. persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on a Capital Gain Dividend. However, a shareholder may be subject to U.S. federal income tax if (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. As noted above, residents of Japan are entitled to a reduced withholding tax rate under the United States-Japan tax treaty. More generally, non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Non-U.S. shareholders of the Fund should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to non-U.S. partnerships and those holding Fund shares through non-U.S. partnerships. Additional considerations may apply to non-U.S. trusts and estates. Investors holding Fund shares through non-U.S. entities should consult their tax advisors about their particular situation.

A non-U.S. shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax Shelter Reporting Regulations:

Under Treasury regulations, if a shareholder who is required to file a U.S. tax return recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding:

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Certain Reporting and Withholding Requirements:

Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of non-U.S. financial accounts and non-U.S. entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments ("withholdable payments"), beginning in 2014 or 2015, depending on the type of payment. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Very generally, it is possible that all or a portion of distributions made by the Fund on or after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and Short-Term Capital Gain and Interest-Related Dividends, as described above), will be treated as withholdable payments subject to withholding. Payments will generally not be subject to withholding under these rules so long as shareholders provide the Fund with certifications or other documentation as the Fund may request including, to the extent required, with regard to their direct and indirect owners. Payments to a non-U.S. shareholder that is a "non-U.S. financial institution" (as defined under these rules) will generally be subject to withholding unless such shareholder (i) enters into, and provides certification to the Fund of, a valid and timely information reporting and withholding agreement with the IRS to report, among other requirements, required information including about certain direct and indirect U.S. investors or U.S. accounts or (ii) otherwise complies with applicable guidance. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this reporting and withholding regime, in light of their particular circumstances.

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and non-U.S. tax law and any proposed tax law changes.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

IV. FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

(1) Front

a. Name of the Fund

b. Number of shares represented

c. Signatures of the Chairman and Transfer Agent

d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2) Back

a. Space for endorsement

b. Description concerning delegation of transfer agency

V. MISCELLANEOUS

(1) As to information set forth from the cover page to the page before the main text of the Prospectus.

a. The start date of use may be set forth.

b. The following may be set forth:

- a statement to the effect of "please read the contents of this Prospectus carefully before subscribing".

c. The name or other logos and marks, etc. of the Investment Management Company may be included.

d. Designs may be used.

(2) The following sentence may be included as investment risks.

- "All profit and loss arising in respect of the assets managed by the Fund are attributable to the Unitholders. There is no assurance that the capital invested in the Fund will be secured. (Investment funds are different from saving deposits.)"

- "The provisions of Article 37-6 of Financial Instruments and Exchange Law of Japan (so-called "cooling-off") do not apply to the transactions of the Fund."

(3) The most recent record of the performance of the Fund may be set forth in the Mandatory Prospectus.

Attachment A

Net asset value per share as of the ex-dividend date:
(From December 1994 to February 2012)

Year / Month		Amount of Dividend	Ex-dividend Date	Net asset value per share as
		Paid (US$)		at the ex-dividend date

1994	December	0.039	12/15/1994	6.46

1995	January	0.041	1/16/1995	6.48
	February	0.039	2/15/1995	6.55
	March	0.039	3/15/1995	6.65
	April	0.039	4/17/1995	6.70
	May	0.040	5/15/1995	6.84
	June	0.039	6/15/1995	6.96
	July	0.039	7/17/1995	6.95
	August	0.039	8/15/1995	6.82
	September	0.039	9/15/1995	6.98
	October	0.039	10/16/1995	7.04
	November	0.039	11/15/1995	7.03
	December	0.038	12/15/1995	7.12

1996	January	0.038	1/15/1996	7.14
	February	0.038	2/16/1996	7.13
	March	0.038	3/15/1996	6.86
	April	0.038	4/15/1996	6.84
	May	0.038	5/15/1996	6.81
	June	0.037	6/17/1996	6.72
	July	0.036	7/15/1996	6.73
	August	0.036	8/15/1996	6.84
	September	0.036	9/16/1996	6.83
	October	0.036	10/15/1996	6.91
	November	0.036	11/15/1996	7.06
	December	0.071	12/16/1996	6.95

1997	January	0.035	1/15/1997	6.93
	February	0.036	2/18/1997	7.05
	March	0.036	3/17/1997	6.89
	April	0.036	4/15/1997	6.80
	May	0.036	5/15/1997	6.88
	June	0.036	6/16/1997	6.97
	July	0.036	7/15/1997	7.02
	August	0.035	8/15/1997	7.02
	September	0.038	9/15/1997	7.03
	October	0.036	10/15/1997	7.09
	November	0.036	11/17/1997	7.07
	December	0.060	12/15/1997	7.05

Year / Month		Amount of Dividend	Ex-dividend Date	Net asset value per share as
		Paid (US$)		at the ex-dividend date

1998	January	0.036	1/15/1998	7.11
	February	0.036	2/17/1998	7.11
	March	0.036	3/16/1998	7.09
	April	0.036	4/15/1998	7.08
	May	0.036	5/15/1998	7.04
	June	0.035	6/15/1998	7.11
	July	0.035	7/15/1998	7.07
	August	0.035	8/17/1998	7.00
	September	0.036	9/15/1998	6.90
	October	0.036	10/15/1998	6.84
	November	0.036	11/16/1998	6.77
	December	0.036	12/18/1998	6.89

1999	January	0.036	1/15/1999	6.86
	February	0.034	2/16/1999	6.78
	March	0.034	3/15/1999	6.74
	April	0.034	4/15/1999	6.75
	May	0.034	5/17/1999	6.62
	June	0.034	6/15/1999	6.47
	July	0.034	7/15/1999	6.54
	August	0.034	8/16/1999	6.41
	September	0.034	9/15/1999	6.40
	October	0.034	10/15/1999	6.35
	November	0.034	11/15/1999	6.43
	December	0.034	12/15/1999	6.35

2000	January	0.034	1/18/2000	6.23
	February	0.034	2/15/2000	6.27
	March	0.034	3/15/2000	6.29
	April	0.034	4/17/2000	6.27
	May	0.034	5/15/2000	6.09
	June	0.034	6/15/2000	6.19
	July	0.034	7/17/2000	6.21
	August	0.034	8/15/2000	6.28
	September	0.034	9/15/2000	6.26
	October	0.034	10/16/2000	6.26
	November	0.034	11/15/2000	6.25
	December	0.062	12/15/2000	6.31

2001	January	0.034	1/16/2001	6.32
	February	0.034	2/15/2001	6.35
	March	0.034	3/15/2001	6.44
	April	0.029	4/16/2001	6.34
	May	0.029	5/15/2001	6.36

Year / Month		Amount of Dividend	Ex-dividend Date	Net asset value per share as
		Paid (US$)		at the ex-dividend date

	June	0.029	6/15/2001	6.42
	July	0.029	7/16/2001	6.43
	August	0.029	8/15/2001	6.48
	September	0.029	9/17/2001	6.53
	October	0.029	10/15/2001	6.56
	November	0.029	11/15/2001	6.51
	December	0.029	12/17/2001	6.36

2002	January	0.029	1/15/2002	6.50
	February	0.029	2/15/2002	6.47
	March	0.029	3/15/2002	6.36
	April	0.029	4/15/2002	6.43
	May	0.029	5/15/2002	6.41
	June	0.029	6/17/2002	6.49
	July	0.029	7/15/2002	6.49
	August	0.029	8/15/2002	6.51
	September	0.024	9/16/2002	6.59
	October	0.024	10/15/2002	6.50
	November	0.024	11/15/2002	6.54
	December	0.024	12/13/2002	6.56

2003	January	0.024	1/15/2003	6.58
	February	0.020	2/18/2003	6.61
	March	0.020	3/17/2003	6.63
	April	0.020	4/15/2003	6.61
	May	0.020	5/15/2003	6.74
	June	0.018	6/16/2003	6.82
	July	0.017	7/17/2003	6.66
	August	0.018	8/15/2003	6.49
	September	0.017	9/17/2003	6.63
	October	0.018	10/17/2003	6.59
	November	0.018	11/17/2003	6.67
	December	0.017	12/18/2003	6.69

2004	January	0.018	1/15/2004	6.75
	February	0.018	2/17/2004	6.76
	March	0.014	3/17/2004	6.86
	April	0.014	4/16/2004	6.68
	May	0.014	5/17/2004	6.56
	June	0.014	6/17/2004	6.57
	July	0.014	7/16/2004	6.66
	August	0.014	8/17/2004	6.72
	September	0.014	9/17/2004	6.75
	October	0.014	10/15/2004	6.78

Year / Month		Amount of Dividend	Ex-dividend Date	Net asset value per share as
		Paid (US$)		at the ex-dividend date

	November	0.013	11/17/2004	6.77
	December	0.014	12/16/2004	6.77

2005	January	0.014	1/14/2005	6.77
	February	0.014	2/16/2005	6.80
	March	0.015	3/17/2005	6.72
	April	0.015	4/15/2005	6.75
	May	0.015	5/17/2005	6.78
	June	0.018	6/17/2005	6.80
	July	0.018	7/15/2005	6.78
	August	0.017	8/17/2005	6.75
	September	0.022	9/16/2005	6.75
	October	0.022	10/17/2005	6.67
	November	0.022	11/16/2005	6.65
	December	0.022	12/16/2005	6.67

2006	January	0.022	1/17/2006	6.71
	February	0.021	2/16/2006	6.64
	March	0.022	3/17/2006	6.63
	April	0.022	4/17/2006	6.54
	May	0.023	5/17/2006	6.50
	June	0.023	6/16/2006	6.49
	July	0.023	7/17/2006	6.49
	August	0.023	8/17/2006	6.57
	September	0.025	9/15/2006	6.60
	October	0.025	10/17/2006	6.60
	November	0.025	11/16/2006	6.65
	December	0.025	12/15/2006	6.67

2007	January	0.024	1/17/2007	6.64
	February	0.026	2/15/2007	6.66
	March	0.026	3/16/2007	6.70
	April	0.026	4/17/2007	6.67
	May	0.026	5/17/2007	6.64
	June	0.025	6/19/2007	6.56
	July	0.025	7/24/2007	6.58
	August	0.026	8/21/2007	6.63
	September	0.026	9/19/2007	6.65
	October	0.026	10/19/2007	6.70
	November	0.026	11/19/2007	6.67
	December	0.072	12/19/2007	6.61

2008	January	0.028	1/18/2008	6.69
	February	0.028	2/19/2008	6.56
	March	0.028	3/18/2008	6.50

Year / Month		Amount of Dividend	Ex-dividend Date	Net asset value per share as
		Paid (US$)		at the ex-dividend date

	April	0.038	4/21/2008	6.41
	May	0.038	5/20/2008	6.49
	June	0.038	6/19/2008	6.34
	July	0.038	7/21/2008	6.24
	August	0.038	8/19/2008	6.16
	September	0.038	9/19/2008	6.05
	October	0.038	10/21/2008	5.58
	November	0.038	11/19/2008	4.94
	December	0.038	12/19/2008	4.66

2009	January	0.038	1/20/2009	5.08
	February	0.038	2/19/2009	5.11
	March	0.038	3/19/2009	5.10
	April	0.038	4/21/2009	5.17
	May	0.038	5/19/2009	5.52
	June	0.038	6/19/2009	5.64
	July	0.038	7/21/2009	5.94
	August	0.038	8/19/2009	6.10
	September	0.038	9/21/2009	6.25
	October	0.038	10/20/2009	6.46
	November	0.038	11/19/2009	6.53
	December	0.038	12/21/2009	6.50

2010	January	0.038	1/19/2010	6.59
	February	0.037	2/19/2010	6.64
	March	0.042	3/19/2010	6.67
	April	0.042	4/20/2010	6.72
	May	0.042	5/19/2010	6.66
	June	0.042	6/21/2010	6.65
	July	0.042	7/20/2010	6.73
	August	0.037	8/19/2010	6.82
	September	0.037	9/21/2010	6.75
	October	0.037	10/19/2010	6.74
	November	0.033	11/19/2010	6.66
	December	0.033	12/20/2010	6.57

2011	January	0.033	1/19/2011	6.64
	February	0.033	2/18/2011	6.63

	March	0.028	3/21/2011	6.70

	April	0.028	4/18/2011	6.71

	May	0.027	5/19/2011	6.78

	June	0.027	6/21/2011	6.77

	July	0.028	7/19/2011	6.74

	August	0.028	8/19/2011	6.79

Year / Month		Amount of Dividend	Ex-dividend Date	Net asset value per share as
		Paid (US$)		at the ex-dividend date

	September	0.018	9/20/2011	6.76

	October	0.019	10/19/2011	6.63

	November	0.019	11/18/2011	6.63

	December	0.019	12/20/2011	6.62

2012	January	0.019	1/19/2012	6.65

	February	0.019	2/21/2012	6.69

Record of Net Asset Value per Share (From December 31, 1994 to December 31, 2011)

Date	Net Asset Value per Share (US$)

December 31, 2011	6.64

December 31, 2010	6.63
December 31, 2009	6.55
December 31, 2008	4.91
December 31, 2007	6.63
December 31, 2006	6.67

December 31, 2005	6.69
December 31, 2004	6.78
December 31, 2003	6.68
December 31, 2002	6.63
December 31, 2001	6.44
December 31, 2000	6.33
December 31, 1999	6.32
December 31, 1998	6.88
December 31, 1997	7.07
December 31, 1996	6.98
December 31, 1995	7.20
December 31, 1994	6.47

Attachment B

Description of Major Fixed Income Securities (Note)

US Government Securities	Obligations of, or guaranteed by, the U.S.
Government, its agencies or
instrumentalities. The U.S. Government
does not guarantee the net asset value of the
Funds' shares.

Mortgage-Backed Securities (MBS)	Mortgage-backed securities, including
collateralized mortgage obligations
("CMOs") and certain stripped
mortgage-backed securities, represent a
participation in, or are secured by, mortgage
loans.

Asset-Backed Securities (ABS)	Asset-backed securities are structured like
mortgage-backed securities, but instead of
mortgage loans or interests in mortgage
loans, the underlying assets may include such
items as motor vehicle installment sales or
installment loan contracts, leases of various
types of real and personal property and
receivables from credit card agreements.

Investment-Grade Bonds	Securities that are rated in one of the four
highest rating categories as determined by a
statistical rating organization that is
nationally recognized in the U.S., such as
Standard & Poor's, Fitch or Moody's, or are
unrated securities determined to be of
comparable quality. Investment grade
securities are rated (from highest to lowest
quality) as AAA, AA, A or BBB by Standard
& Poor's and Fitch or as Aaa, Aa, A or Baa
by Moody's.

High Yield Securities	Non-investment grade or "high yield" fixed
income or convertible securities commonly
known to investors as "junk bonds" are debt
securities that are rated below investment
grade by the major rating agencies or are

unrated securities that Fund management
believes are of comparable quality. High
yield securities will generally be in the lower
rating categories and rated Ba or lower by
Moody's or BB or lower by Standard &
Poor's, or they will be will be non-rated.

Non U.S. Securities	The debt obligations of non U.S.
governments and their agencies and
instrumentalities may or may not be
supported by the full faith and credit of the
applicable non U.S. government.

Emerging Market Securities	Emerging market issuers are tied
economically to countries with developing,
or emerging market, economies. Countries
with emerging market economies are those
with securities markets that are less
sophisticated than more developed markets in
terms of participation by investors, analyst
coverage, liquidity and regulation.

(Note) "Description of Major Fixed Income Securities" are defined by the Investment Management Company.

Filed Document:	ANNUAL SECURITIES REPORT

To be filed with:	Director of Kanto Local Finance Bureau

Fiscal Year:	Seventeenth Term
(From November 1, 2010 to October 31, 2011)

Filing Date:	April 6, 2012

Name of the Reporting Fund:	PUTNAM INCOME FUND

Name of the Issuer:	PUTNAM INCOME FUND

Name and Official Title of	Jonathan S. Horwitz
Representative of the Fund:	Executive Vice President, Treasurer, Principal
Executive Officer and Compliance Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Reporting Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business	Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Places where a copy of this Annual
Securities Report is available
for Public Inspection	Not applicable.

Note 1: The exchange rate of U.S. Dollars ("dollar" or "$") into Japanese Yen is JPY 76.38 for one U.S. Dollar, which is the actual middle point between the selling and buying currency rate by telegraphic transfer on the January 31, 2012 quoted by The Bank of Tokyo-Mitsubishi UFJ, Ltd. The same applies hereinafter.

Note 2: In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, there are cases in which Japanese yen figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to the year from November 1 to October 31 of the following year.

PART I. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

The description in this item is the same as the description in PART II., I. DESCRIPTION OF THE FUND of the Securities Registration Statement set forth before.

II. MANAGEMENT AND ADMINISTRATION

The description in this item is the same as the description in PART II., II. MANAGEMENT AND ADMINISTRATION of the Securities Registration Statement set forth before.

III. FINANCIAL CONDITION OF THE FUND

The description in this item is the same as the description in PART II., III. FINANCIAL CONDITIONS OF THE FUND of the Securities Registration Statement set forth before.

IV. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

The description in this item is the same as the description in PART II., IV. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES of the Securities Registration Statement set forth before.

PART II. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

The description in this item is the same as the description in PART III., I. OUTLINE OF THE MANAGEMENT COMPANY of the Securities Registration Statement set forth before.

II. OUTLINE OF THE OTHER RELATED COMPANIES

The description in this item is the same as the description in PART III., II. OUTLINE OF THE OTHER RELATED COMPANIES of the Securities Registration Statement set forth before.

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

The description in this item is the same as the description in PART III., III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS of the Securities Registration Statement set forth before.

IV. REFERENCE INFORMATION

The following documents concerning the Fund have been filed with Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan.

April 6, 2011:	Securities Registration Statement / Annual Securities
Report (the Sixteenth term) / Extraordinary Report

July 29, 2011:	Semi-annual Report (during the Seventeenth term) /
Amendment to Securities Registration Statement

V. MISCELLANEOUS

Not applicable.

Attachment

The description in this item is the same as the description in the Attachment of the Securities Registration Statement set forth before.